PACIFIC SELECT VARIABLE ANNUITY II	PROSPECTUS MAY 1, 2003
Pacific Select Variable Annuity II (formerly Pacific Innovations) is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or the Pacific Select Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Investment in a Contract involves risk, including possible loss of principal.

This Prospectus provides information you should know before buying a Contract. It’s accompanied by a current Prospectus for the Pacific Select Fund, the Fund that provides the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by Separate Account B of Pacific Life. Please read both Prospectuses carefully, and keep them for future reference.

Here’s a list of all the Investment Options available under your Contract:

VARIABLE INVESTMENT OPTIONS

Blue Chip

Aggressive Growth

Diversified Research

Small-Cap Equity

International Large-Cap

Short Duration Bond

I-Net TollkeeperSM

Financial Services

Health Sciences

Technology

Telecommunications

Growth LT

Focused 30

Mid-Cap Value

International Value

Capital Opportunities

Global Growth

Equity Index

Small-Cap Index

FIXED OPTION

Fixed

Multi-Strategy

Main Street® Core

    (formerly called Large-Cap Core)

Emerging Markets

Inflation Managed

Managed Bond

Small-Cap Value

Money Market

High Yield Bond

Equity Income

Research

Equity

Aggressive Equity

Large-Cap Value

Comstock

    (formerly called Strategic Value)

Real Estate

Mid-Cap Growth

You’ll find more information about the Contract and Separate Account B in the SAI dated May 1, 2003. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find a table of contents for the SAI on page 48 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY II

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract, and the Statement of Additional Information for more detailed information.

Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any endorsement or supplement, prevail over what’s in this Prospectus.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Select Variable Annuity II variable annuity contract, unless we state otherwise.

Pacific Select Variable Annuity II Basics

An annuity contract may be appropriate if you’re looking for retirement income or you want to meet other long-term financial objectives.

This Contract may not be the right one for you, however, if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.

Pacific Select Variable Annuity II is an annuity contract between you and Pacific Life Insurance Company.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified Contract with “after-tax” dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or an individual retirement annuity or account (IRA), or form thereof.

Pacific Select Variable Annuity II is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments and how much you add each time.

Your Right to Cancel

During the Right to Cancel period, you have the right to cancel your Contract and return it with instructions to us or to your registered representative for a refund. The amount refunded may be more or less than the Investments you’ve made, depending on the state where you signed your application and the kind of Contract you buy.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY II

The Accumulation Phase

The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase, as well as the amount of your annuity payments during the income phase if you choose a variable annuitization payout.

The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Investments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)

Your initial Investment must be at least $5,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Investments must be at least $100 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments “Purchase Payments”.

Investment Options

You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance. You’ll find more about the Investment Options starting on page 9.

You can choose from 35 of the Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of the Pacific Select Fund. We’re the investment adviser for the Pacific Select Fund. We oversee the management of all the Fund’s Portfolios and manage two of the Portfolios directly. We’ve retained other portfolio managers to manage the other Portfolios. The value of each Portfolio will fluctuate with the value of the investment it holds, and returns are not guaranteed.

You can also choose the Fixed Option which earns a Guaranteed Interest Rate of at least 3% annually.

We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.

Transferring among Investment Options

You’ll find more about transfers and transfer limitations starting on page 13.

You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax. Transfers are limited to 25 for each calendar year. You can also make automatic transfers by enrolling in our dollar cost averaging, portfolio rebalancing, or earnings sweep programs. Some restrictions apply to transfers to and from the Fixed Option.

Withdrawals

You’ll find more about withdrawals starting on page 25.

You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but you may pay a withdrawal charge if you withdraw Investments that are less than six years old. Some restrictions apply to making withdrawals from the Fixed Option.

In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you’re under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

The Income Phase You’ll find more about annuitization starting on page 18.

The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments.

You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. You can choose monthly, quarterly, semiannual or annual payments. We’ll make the payments to your designated payee. Income distributions are always taxed to the Owner.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

The Death Benefit You’ll find more about the death benefit starting on page 22.

The Contract provides a death benefit upon the first death of an Owner or the death of the sole surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY II
	This section of the overview explains the fees and expenses associated with your Pacific Select Variable Annuity II Contract.
Contract Transaction Expenses

The following describes the transaction fees and expenses that you will pay when owning your Contract. Expenses are fixed under the terms of your Contract. Premium taxes may also apply to your Contract. We generally charge premium taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

	• Maximum Withdrawal Charge, (as a percentage of Investments)	7.0%	[1]
	• Withdrawal Transaction Fee (currently waived)	$15.00	[2]
	• Transfer transaction fee (currently waived)	$15.00	[3]
	• Annual Fee	$30.00	[4]

Separate Account B Annual Expenses (as a percentage of the average daily Account Value)

The following describes the fees and expenses that we will periodically deduct proportionately from the assets of each Variable Investment Option. They are guaranteed not to increase under the terms of your Contract.

	• Mortality and Expense Risk Charge[5]	1.25%
	• Administrative Fee[5]	0.15%
	• Total Separate Account B Annual Expenses	1.40%

[1]  The withdrawal charge may not apply or may be reduced under certain circumstances. See WITHDRAWALS and CHARGES, FEES AND DEDUCTIONS.

[2]  The Withdrawal Transaction Fee is currently waived. In the future, we may charge a fee of up to $15 for any withdrawal over 15 that you make in a Contract Year. See WITHDRAWALS – Optional Withdrawals.

[3]  The Transfer Transaction Fee is currently waived. In the future, we may charge a fee of up to $15 for any transfer over 15 that you make in a Contract Year. See HOW YOUR PAYMENTS ARE ALLOCATED – Transfers.

[4]  We deduct the Annual Fee on each Contract Anniversary up to your Annuity Start Date and when you make a full withdrawal if the Contract Value on those days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

[5]  This is an annual rate and assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

Pacific Select Fund Annual Operating Expenses (You will find more about the Pacific Select Fund starting on page 9, and in the Fund’s Prospectus which accompanies this Prospectus.)

The following describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own your Contract. This table shows the range (minimum and maximum) of fees and expenses charged by any of the Portfolios, expressed as a percentage of average daily nets assets, for the year ended December 31, 2002.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may very from year to year. These fees and expenses are described in the Fund’s Prospectus.

	Total Annual Pacific Select Fund Operating Expenses[1]	Minimum	Maximum

	(expenses that are deducted from the Fund’s assets, including advisory fees, 12b-1 fees, and other expenses)	0.29%	1.74%

[1]  Maximum total adjusted net expenses for any Portfolio, after adviser’s reimbursement, and deduction of an offset for custodian credits and 12b-1 recapture plan, was 1.64% of average daily net assets.

To help limit Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the Fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2004.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY II

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. These costs include Contract transaction expenses, the maximum periodic Contract expenses (including the optional combination of Riders whose cumulative expenses totaled more than any other optional combination, Separate Account annual expenses, and Portfolio fees and expenses for the year ended December 31, 2002. Premium taxes may also be applicable.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Investment has a 5% return each year and assumes the minimum and maximum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your minimum and maximum costs would be

	• If you surrendered your Contract:

	Minimum* 1 Year	3 Years	5 Years	10 Years
	$810	$1,008	$1,048	$2,073

	Maximum* 1 Year	3 Years	5 Years	10 Years
	$1,067	$1,769	$2,302	$4,493

	• If you annuitized your Contract:

	Minimum* 1 Year	3 Years	5 Years	10 Years
	$810	$558	$958	$2,073

	Maximum* 1 Year	3 Years	5 Years	10 Years
	$1,067	$1,319	$2,212	$4,493

	• If you did not surrender, nor annuitize, but left the money in your Contract:

	Minimum* 1 Year	3 Years	5 Years	10 Years
	$180	$558	$958	$2,073

	Maximum* 1 Year	3 Years	5 Years	10 Years
	$437	$1,319	$2,212	$4,493

* In calculating the examples above, we used the minimum and maximum net operating expenses of all the Portfolios for the 1 year period and the minimum and maximum total operating expenses for the 3, 5 and 10 year periods as shown in the Fees And Expenses Paid By The Fund section of the Fund’s Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see the Fund’s Prospectus. Portfolio including the .10% cap program. The 3, 5, and 10 year periods represent the gross expenses for the same Portfolio but do not include the .10% cap. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see the Fund’s Prospectus.

YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options and the Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives. Blue chip companies are large and mid-sized companies which the manager believes have high quality management and/or products.	A I M Capital Management, Inc.
Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium-sized growth companies.	A I M Capital Management, Inc.
Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Capital Guardian Trust Company
Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies.	Capital Guardian Trust Company
International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	Capital Guardian Trust Company
Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average duration not to exceed 3 years.	Goldman Sachs Asset Management
I-Net TollkeeperSM	Long-term growth of capital.	Equity securities of companies which use, support, or relate directly or indirectly to use of the Internet. Such companies include those in the media, telecommunications, and technology sectors.	Goldman Sachs Asset Management
Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives). Such companies include banks, insurance companies, brokerage firms and other finance-related firms.	INVESCO Funds Group, Inc.
Health Sciences	Long-term growth of capital.

Equity securities in the health sciences sector (including derivatives). Such companies include medical equipment or supplies, pharmaceuticals, health care facilities and other health sciences-related firms.

INVESCO Funds Group, Inc.
Technology	Long-term growth of capital.

Equity securities in the technology sector (including derivatives). Such companies include hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.

INVESCO Funds Group, Inc.
Telecommunications	Long-term growth of capital. (Current income is of secondary importance.)

Equity securities in the telecommunications sector (including derivatives). Such companies include telephone service or equipment, wireless or satellite communications, television and movie programming, broadcasting and Internet access companies.

INVESCO Funds Group, Inc.
Growth LT	Long-term growth of capital consistent with the preservation of capital.	Equity securities of a large number of companies of any size.	Janus Capital Management LLC
Focused 30	Long-term growth of capital.	U.S. or foreign equity securities selected for their growth potential.	Janus Capital Management LLC
Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management
International Value	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.	Equity securities of relatively large companies located in developed countries outside of the U.S.	Lazard Asset Management
Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management
Global Growth	Long-term growth of capital.	Equity securities of any size located within and outside of the U.S.	MFS Investment Management

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).	Mercury Advisors
Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors
Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.
Main Street® Core (formerly called Large-Cap Core)	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.
Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.
Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC
Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC
Small-Cap Value	Long-term growth of capital.	Equity securities of small companies.	PIMCO Advisors-NFJ
Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life
High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life
Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies with a focus on income-producing securities believed to be undervalued by the market.	Putnam Investment Management, LLC
Research	Long-term growth of capital.	Equity securities of large U.S. companies with potential for capital appreciation.	Putnam Investment Management, LLC
Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of large U.S. growth-oriented companies.	Putnam Investment Management, LLC
Aggressive Equity	Capital appreciation.	Equity securities of small and medium-sized companies.	Putnam Investment Management, LLC
Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies.	Salomon Brothers Asset Management Inc
Comstock (formerly called Strategic Value)	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.	Van Kampen
Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs).	Van Kampen
Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

The Investment Adviser

We are the investment adviser of the Fund. We and the Fund have retained other portfolio managers, supervised by us, for 33 of the Portfolios.

Variable Investment Option Performance

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although the Subaccounts were established January 2, 1996 and have no historical performance prior to that date, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes and/or other taxes. This exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium taxes and/or other taxes. Data that does not reflect these charges may show more favorable performance.

The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the Standard & Poor’s 500 Composite Stock Price Index (S&P 500), and on “peer groups,” which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports both as an insurance company and as to our financial strength that are produced by rating agencies and organizations.

Your Fixed Option

The Fixed Option offers you a guaranteed minimum interest rate on the amounts you allocate to this Option. Amounts you allocate to the Fixed Option, and your earnings credited are held in our General Account. For more detailed information about this Option, see THE GENERAL ACCOUNT section in this Prospectus.

PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Investment to Pacific Life Insurance Company at P.O.Box 100060, Pasadena, California 91189-0060 or the address indicated in your Contract specification pages if different. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm in accordance with our administrative procedures, we consider the application to be received on the Business Day we receive the transmission. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Investment for more than five Business Days without seeking your permission.

You may also purchase a Contract by exchanging your existing contract. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint and Contingent Owners, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her attained birthday. If any Contract Owner or any sole Annuitant named in the application for a Contract dies before we issue a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void. A refund will be returned to the applicant/Owner or the applicant/Owner’s estate.

Depending on the state where your application was signed, the amount of the refund may be more or less than the initial Investment received, or any other Investment we receive in connection with an exchange or transfer. In most states, the refund will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, in proper form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or other taxes, and minus the Contract Value attributable to any additional amount as described in CHARGES, FEES AND DEDUCTION—Waivers and Reduced Charges section in this Prospectus.

Making Your Investments

Making Your Initial Investment

Your initial Investment must be at least $5,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan (“PAC”), which allows you to pay in equal monthly installments over one year (at least $400 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investments over $1,000,000.

Making Additional Investments

You may choose to invest additional amounts in your Contract at any time. Each additional Investment above the initial Investment requirements must be at least $100 for Non-Qualified Contracts and $50 for Qualified Contracts. In certain states additional Investments are limited. See APPENDIX A: STATE LAW  VARIATIONS.

Forms of Investment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

•	personal check or cashier’s check drawn on a U.S. bank,

•	money orders and traveler’s checks in single denominations of $10,000 or more if they originate in a U.S. bank,

•	third party check when there is a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate in U.S. banks.

We will not accept Investments in the following forms:

•	cash,

•	credit card or check drawn against a credit card account,

•	money orders or traveler’s checks in single denominations of less than $10,000,

•	cashier’s check, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

•	third party check if there is not a clear connection of the third party to the underlying transaction, and

•	wires that originate from foreign bank accounts.

All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. Pacific Life reserves the right to reject or accept any form of payment. If you make Investments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

HOW YOUR INVESTMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Investments among 35 of the Subaccounts and the Fixed Option. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. See WITHDRAWALS—Right to Cancel. Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS—Right to Cancel. We reserve the right, in the future, to require that your allocation to any particular Investment Option meet a certain minimum amount.

Investing in Variable Investment Options

Each time you allocate your Investment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount.

Example:  You allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day. The SAI contains a detailed discussion of these calculations.

When Your Investment is Effective

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. The Unit Value at which purchase, transfer and withdrawal transactions are credited or debited is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Investment is ordinarily effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Investment in proper form. See ADDITIONAL INFORMATION—Inquiries and Submitting Forms and Requests section in this Prospectus.

Transfers

Once your payments are allocated to the Investment Options you selected, you may transfer your Account Value, from any Investment Option to any other Investment Option. Transfers are limited to 25 for each calendar year.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future. A fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.

Certain restrictions apply to the Fixed Option. See THE GENERAL ACCOUNT—Withdrawals and Transfers section in this Prospectus. Transfer requests are normally effective on the Business Day we receive them in proper form. If your Contract was issued in a state that requires refund of Investments under your Right to Cancel, or if your contract is an IRA, transfers may only be made after your Right to Cancel Transfer Date. See WITHDRAWALS—Right to Cancel section in this Prospectus.

We have the right, at our option, to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made.

If your transfer request results in your having a remaining Account Value in an Investment Option that is less than the minimum amount, we may transfer that remaining amount to your other Investment Options in the proportions specified in your current allocation instructions. We reserve the right (unless otherwise required by law) to limit the size of transfers, to limit the number and frequency of transfers, to restrict transfers, and to suspend transfers. We also reserve the right to reject any transfer request.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the Fund and raise expenses. This in turn can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

•	not accepting transfer instructions from an agent acting on behalf of more than one Contract Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after annuitization are limited to four in any twelve-month period. See THE GENERAL ACCOUNT—Withdrawals and Transfers and THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

Automatic Transfer Options

We offer three automatic transfer options: dollar cost averaging, portfolio rebalancing, and earnings sweep. There is no charge for these options, and transfers under these automatic transfer options are not counted towards your total transfers in a Contract Year.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Variable Investment Option or the Fixed Option with an Account Value of at least $5,000 to one or more other Variable Investment Options. Each transfer must be for at least $250. Transfers from the Fixed Option under the dollar cost averaging program are subject to a minimum duration of 12 months. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract  (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on:

•	amounts annuitized after the first Contract Year, if annuitized for at least five years,

•	payments of death benefits,

•	withdrawals by Contract Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or

•	subject to medical evidence satisfactory to us, after the first Contract Anniversary, full or partial withdrawals if the last or sole Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

We will not impose a withdrawal charge on withdrawals of Purchase Payments held under your Contract for at least six Contract Years. In no event will the aggregate withdrawal charges imposed exceed 7.0% of your total Purchase Payments.

Free Withdrawals

Subject to the amount available for withdrawal provisions as described in the withdrawal section, we will not impose a withdrawal charge on your withdrawal to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than six years plus additional Purchase Payments applied to your Contract during that Contract Year. Our calculations of the withdrawal charge deduct this “free 10%” from your “oldest” Purchase Payment that is still otherwise subject to the charge.

Example:  You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700). After this withdrawal, your Contract Value is $17,300 ($15,300 attributable to Purchase Payments and $2,000 attributable to earnings). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

How the Charge is Determined

We calculate your withdrawal charge by assuming that amounts withdrawn are attributed to Purchase Payments in the order the payments were received by us, then to Earnings. The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that payment was effective. A payment is “one year old” or has an “age of one” from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your payment will have an “age of two”, and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

“Age” of Payment in Years	Withdrawal Charge
1	7%
2	6%
3	5%
4	3%
5	1%
6 or more	0%

Example:  If in the example above, in Contract Year 3, a gross withdrawal of $2,000 instead of $1,700 was requested, it would generate a withdrawal charge of $15, calculated by subtracting the “free 10%”  (10% × $17,000 = $1,700) from the withdrawal amount ($2,000) and applying to the result ($300) the applicable withdrawal charge percentage (5%). The net withdrawal proceeds to you would be $1,985. After this withdrawal, the remaining Contract Value would be $17,000, of which $15,000 would be attributable to Purchase Payments and $2,000 to Earnings.

The withdrawal charge will be deducted proportionally among all Investment Options from which the  withdrawal occurs. Any applicable Annual Fee will be deducted after the withdrawal charge is calculated. See THE GENERAL ACCOUNT—Withdrawals and Transfers section in this Prospectus.

We pay sales commissions and other expenses associated with promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR PAYMENTS ARE ALLOCATED—Transfers and THE GENERAL ACCOUNT—Withdrawals and Transfers section in this Prospectus.

Premium Taxes

Depending on (among other factors) your state of residence, a tax may be imposed on your Investments at the time your payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Investments (“premium taxes”) on your behalf, we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of payments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Investments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Investments or payments we make under the Contract. Currently, we do not impose any such charges.

Annual Fee

We will charge you an Annual Fee of $30 on each Contract Anniversary prior to the Annuity Date and at the time you withdraw your entire Net Contract Value, if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account. We do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. That is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

Waivers and Reduced Charges

We may reduce or waive the withdrawal charge or Annual Fee or credit additional amounts in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts and group sales and on mass transactions over multiple Contracts. In addition, we may waive the Annual Fee and/or credit an additional amount to the Contract Value of those Contracts sold to persons who meet criteria established by us, which may include officers, and employees of Pacific Life and our affiliates, registered representatives and employees of broker-dealers with a current selling agreement with us and their affiliates, and employees of affiliated asset management firms (“Eligible Persons”) and immediate family members of Eligible Persons. We will only reduce or waive such charges and fees or credit additional amounts on any Contract where expenses associated with the sale of the Contract and/or costs associated with administering and maintaining the Contract are reduced. These credits will be added to an Eligible Person’s Contract when we apply the Investments. Eligible Persons and their immediate families also may purchase a Contract with reduced minimum Investment requirements.

If you are an Eligible Person you will not keep any amounts credited if you return your Contract during the Right to Cancel period as described under the WITHDRAWALS—Right to Cancel section in this Prospectus.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate us for certain mortality and expense risks that we assume under the Contracts (the “Risk Charge”). The risk that Annuitants will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations is “mortality risk.” We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed daily at an annual rate of 1.25% of each Subaccount’s assets. This charge may not be increased for the duration of your Contract.

The Risk Charge will stop at annuitization if you select a fixed annuity. The Risk Charge will continue after annuitization if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate of 0.15% of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract.

Expenses of the Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable waivers and/or reimbursements. These fees and expenses may vary from year to year. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of the Fund or any Portfolio. The Fund’s fees and expenses are described in detail in the Fund’s Prospectus and its SAI.

RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you must choose a sole Annuitant or Joint Annuitants. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds until becoming the sole surviving Annuitant. More information on these options is described in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued. However, if you are buying a Qualified Contract, you may add a Joint Annuitant at the time of annuitization. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first. However, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. You may not choose an Annuitant who has reached his or her 86th birthday at the time your Contract is issued. This restriction applies to Joint and Contingent Annuitants as well as to a sole Annuitant. When adding or changing Contingent Annuitants, the newly named Contingent Annuitant must be less than age 86 at the time of change or addition. In addition, we reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes (the “Conversion Amount”) as long as the net amount you annuitize is at least $10,000, subject to any state exceptions. See APPENDIX A: STATE LAW VARIATIONS. We will send the annuity payments to the payee that you designate. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, and any Annual Fee. This option of distribution may or may not be available, or may be available for only certain types of contracts. We will distribute your Net Contract Value, less any applicable charge for premium taxes, any applicable withdrawal charge, and any Annual Fee, to you in a single sum if the net amount of your Contract Value available to convert to an annuity is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on full or partial annuitization.

Choosing Your Annuity Date

You should choose your Annuity Start Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us in writing (or other form acceptable to us). We must receive your written notice at least ten Business Days prior to the earlier of your old Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date. If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday. If you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant’s 95th birthday. In the case of certain trusts, the Annuity Date can not be later than the Annuitant’s 100th birthday. However, to meet Internal Revenue Service (IRS) minimum distribution rules, your required minimum distribution date may be earlier than your Annuity Date. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant’s attained age 59 1/2. See FEDERAL TAX STATUS.

You should carefully review the Annuity Options with a qualified tax adviser, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments, required minimum distributions, and other matters.

For instance, under requirements for qualified plans under Section 401 of the Code and IRAs under section 408 of the Code, the entire interest under the Contract must be distributed to the Owner/Annuitant not later that the Owner/Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his Beneficiary) must commence not later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reached 70 1/2, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

If the Owner/Annuitant dies prior to (i) his RBD, or (ii) complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the “Qualified Plan Death of Annuitant Distribution Rules”. Life expectancy is computed by use of the Single Life Table of the Final and Temporary Regulations, issued April 17, 2002 (Regulation Section 1.401(a)(9)-9). Congress recently required the IRS to update these tables to reflect increased life expectancies. A subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary (or Owner/Annuitant) by one in each following calendar year.

The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.

The IRS issued Final and Temporary Regulations on April 17, 2002. Effective January 1, 2003, the IRS requires that all IRA holders and Qualified Plan Participants (with one exception discussed below) use a Uniform Lifetime Table to calculate their Required Minimum Distributions.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these final regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

For calendar year 2003, and thereafter, taxpayers (and the underlying Qualified Plan) must rely on the Final and Temporary Regulations (discussed above) for determining RMDs. If any future guidance from the IRS is more restrictive than the guidance in these Final and Temporary Regulations, the future guidance will be issued without retroactive effect.

Under the final Regulations, for retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of required minimum distributions or annuity payments under Annuity Options 2 and 4 generally may be:

•	no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

•	must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax adviser for more information if you are interested in this option.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday or your younger Joint Annuitant’s 95th birthday, whichever applies. However some states’ laws may require a different Annuity Date. If you have a Qualified Contract and fail to choose an Annuity Date, your Annuity Date will be April 1 of the calendar year following the year your Annuitant attains age 70 1/2. If your Annuitant has already attained age 70 1/2 on the Contract Date, your Annuity Date will be April 1 of the calendar year following your first Contract Anniversary.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from your Fixed Option Value will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If the net amount is less than $10,000, the entire amount will be distributed. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with Ten Year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50% and your spouse will automatically be named your Joint Annuitant.

Choosing Your Annuity Option

You make three basic decisions about your annuity payments. First, you must choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount, subject to state availability. Second, you must choose the form of annuity payments (see Annuity Options). Third, you must decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after annuitization.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be part of our General Account.

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

1.	Life Only. Periodic payments are made to the payee during his or her lifetime. Payments stop when the Annuitant dies.

2.	Life with Period Certain. Periodic payments are made to the payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments.

3.	Joint and Survivor Life. Periodic payments are made to the Primary Annuitant during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the payee named in the election. You may choose to have the payments based on the life expectancy of the surviving secondary Annuitant equal to 50%, 66 2/3% or 100% of the payments made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). Payments stop when both Annuitants die.

4.	Period Certain Only. Periodic payments are made to the payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments. Additionally, if variable payments are elected under this option, you may redeem all remaining guaranteed variable payments after the Annuity Date. The amount available upon such redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you fully surrendered your contract. For the purposes of calculating the withdrawal charge, annuity payments will be treated as partial withdrawals.

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Your Annuity Payments

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable income factor in effect for your Contract on the Annuity Date which is at least the applicable variable annuity income factor in our table. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

Death Benefits

Death benefit proceeds may be payable before the Annuity Date on proof of death of the sole surviving Annuitant or of any Contract Owner while the Contract is in force. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. The amount of the death benefit will be paid according to the Death Benefit Proceeds section.

The “Notice Date” is the day on which we receive, in proper form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple recipients, death benefit proceeds will be calculated when we first receive proof of death and instructions, in proper form, from any recipient. The death benefit proceeds still remaining to be paid to other recipients will fluctuate with the performance of the underlying Investment Options.

Death Benefit Proceeds

Death benefit proceeds will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death benefit proceeds. Such proceeds will equal the amount of the death benefit proceeds reduced by any charges for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an Annuity Option under this Contract or towards the purchase of any Annuity

Option we then offer, or in any other manner permitted by the IRS and approved by us. Any such Annuity Option is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract. In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before making a death benefit election.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Mandatory Distribution on Death

The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, they must begin distribution within one year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner’s death or, if permitted by the IRS, a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for the purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof, in proper form, of the Owner’s death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Owner to die.

Death Benefit Amounts

The Death Benefit Amount as of the Notice Date and prior to the Annuity Date is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments, reduced by any applicable charges and fees, and further reduced by an amount for each withdrawal that is calculated by multiplying the aggregate Purchase Payments received by the ratio of the amount of each withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal.

The actual Guaranteed Minimum Death Benefit (GMDB) Amount will be calculated only when a death benefit becomes payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, and is determined as follows: We look at the Contract as of the first Contract Anniversary and as of every subsequent Contract Anniversary prior to the Annuity Date, that is, the 1st, 2nd, 3rd, etc., until the earlier of:

•	the date the Annuitant reaches his or her 81st birthday,

•	the date of the Annuitant’s death, or

•	the Annuity Date, (each of these Anniversaries is a “Milestone Date”).

For each Milestone Date, we calculate the Death Benefit Amount and:

•	add the aggregate amount of any Purchase Payments received by us after that Milestone Date,

•	subtract an amount for each withdrawal that is calculated by multiplying that Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal, and

•	subtract the aggregate amount of any previous charges, fees, and/or taxes effected since that Milestone Date.

The highest of these adjusted Death Benefit Amounts, as of the Notice Date, is the GMDB Amount. Calculations of any actual Guaranteed Minimum Death Benefit are only made once death benefit proceeds become payable under your Contract.

Death Benefit: Death of the Annuitant

If the sole surviving Annuitant or the first Owner who is also an Annuitant dies on or before the first Contract Anniversary, or if the Annuitant had already reached his or her 81st birthday as of the first Contract Anniversary, the death benefit proceeds will be equal to the Death Benefit Amount as of the Notice Date.

If the sole surviving Annuitant or the first Owner who is also an Annuitant dies prior to the Annuity Date but after the first Contract Anniversary, and had not yet reached his or her 81st birthday as of the first Contract Anniversary, the death benefit proceeds will be equal to the greater of:

•	the Death Benefit Amount as of the Notice Date, or

•	the GMDB Amount as of the Notice Date.

If the Annuitant who was not an Owner dies, the designated sole Annuitant will then be the first living person in the following order and no death benefit proceeds will be payable:

•	a surviving Joint Annuitant, or

•	a surviving Contingent Annuitant.

If there is no surviving Joint or Contingent Annuitant, the death benefit proceeds will be payable to the first living person in the following order:

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the death benefit proceeds will be payable to the Owner’s Estate.

If the Owner who is not an Annuitant dies or they die simultaneously, the death benefit proceeds will be paid to the first living person in the following order:

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the death benefit proceeds will be payable to the Owner’s Estate

Death Benefit: Death of a Contract Owner

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the death benefit proceeds will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living death benefit proceeds will be paid to the Owner’s estate.

If a Contract Owner who is an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the greater of your Death Benefit Amount or the GMDB Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Date, except in the case of a Qualified Contract which is qualified pursuant to section 403 of the Code. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds (“Add-In Amount”). The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances considered earnings. A Joint or Contingent Owner who is the designated recipient but not the Owner’s spouse may not continue the Contract.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than any minimum Account Value we may require in the future, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section. If your partial withdrawal request is for an amount exceeding the amount as described in the Amount Available for Withdrawal section, we have the right, at our option, to terminate your Contract and send you the amount available for withdrawal. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See GENERAL ACCOUNT—Withdrawals and Transfers.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, any withdrawal charge, any withdrawal transaction fee, and any charge for premium taxes and/or other taxes. The amount we send to you (your “withdrawal proceeds”) will also reflect any adjustment for federal and state income tax withholding. See FEDERAL TAX STATUS. There may be additional restrictions on partial withdrawals from the Fixed Option. See THE GENERAL ACCOUNT—Withdrawals and Transfers.

You assume investment risk on investments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Investments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each Investment Option immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. The first withdrawal will occur one period from the effective date of the request in proper form.

Example:  On May 1, we receive your pre-authorized withdrawal request for quarterly withdrawals, and your pre-authorized withdrawal program is effective. Your first quarterly withdrawal will be on August 1.

Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a 10% tax penalty if you have not reached age 59 1/2. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT— Withdrawals and Transfers. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a “lost Contract affidavit.”

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

•	severance from employment,

•	death,

•	disability as defined in Section 72(m)(7) of the Code,

•	reaching age 59 1/2, or

•	hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results. This additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a 10% penalty tax if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax adviser and/or your plan administrator before you withdraw a portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Investments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX STATUS.

Right to Cancel

You may return your Contract for cancellation and a refund during your Right to Cancel period. Your Right to Cancel period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. For more information, see APPENDIX A: STATE LAW VARIATIONS. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund of your Contract Value based upon the next determined Accumulated Unit Value (“AUV”) after we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract charges to pay for premium taxes. Thus, a Contract Owner who returns a Contract within the Right to Cancel period bears only the investment risk attributable to Purchase Payments. If you are an Eligible Person and we credit additional amounts to your Contract as described in CHARGES, FEES, AND DEDUCTIONS—Waivers and Reduced Charges, if you return your Contract during the Right to Cancel period you will not receive any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, you will receive the amount of the excess). You will receive any Contract fees and charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Right to Cancel period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract fees and charges deducted from those amounts, but you would keep the gains or losses on the credited amounts.

Some states’ laws and IRA Rules require us to refund your Purchase Payments instead of your Account Value. If your Contract is issued in one of these states, or is an IRA, the Purchase Payments you have allocated to any Subaccount will usually be allocated to the Money Market Subaccount during your Right to Cancel period. In such cases, we will transfer your Contract Value in the Money Market Subaccount to your chosen Variable Investment Options at the end of the 15th calendar day after your Contract Date (your “Right to Cancel Transfer Date”). We reserve the right to extend your Right to Cancel Transfer Date by the number of days in excess of ten days that the issue state allows you to return your Contract to us pursuant to your Right to Cancel right. You may not waive your Right to Cancel.

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds group employee benefits, broker-dealer operations, and investment advisory services. At the end of 2002, we had over $135 billion of individual life insurance in force and total admitted assets of $51.3 billion. We are ranked the 15th largest life insurance carrier in the U.S. in terms of 2002 admitted assets.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company.

We are a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD), serves as the principal underwriter for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, under which properly licensed registered representatives of such broker-dealers act as agents of Pacific Life in the sale of the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our financial strength ability with respect to our General Account assets. The SAI presents more details about these ratings.

Separate Account B

Separate Account B was established on September 25, 1996 as a separate account of Pacific Life, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.”

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account.

Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business. Any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

Separate Account B is not the sole investor in Pacific Select Fund. Investment in Pacific Select Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the Prospectus and SAI for Pacific Select Fund for more information.

FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

This information in the table for the period ended December 31, 2002 is included in the financial statements of Separate Account B, which have been audited by Deloitte & Touche, LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account B, which are included in its annual report dated as of December 31, 2002.

	2002	2001	2000	1999	1998	1997	1996

Blue Chip[1]
Subaccount Unit Value at beginning of period	$8.03	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$5.86	$8.03	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	29,921	24,582	N/A	N/A	N/A	N/A	N/A

Aggressive Growth[1]
Subaccount Unit Value at beginning of period	$7.91	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$6.06	$7.91	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	989	803	N/A	N/A	N/A	N/A	N/A

Diversified Research[2]
Subaccount Unit Value at beginning of period	$10.46	$10.91	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$7.82	$10.46	$10.91	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	1,944	7	367	N/A	N/A	N/A	N/A

Small-Cap Equity[2]
Subaccount Unit Value at beginning of period	$6.72	$7.00	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$5.07	$6.72	$7.00	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	13,180	11,354	7,443	N/A	N/A	N/A	N/A

International Large-Cap[2]
Subaccount Unit Value at beginning of period	$6.60	$8.20	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$5.36	$6.60	$8.20	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	2,487	1,224	2,600	N/A	N/A	N/A	N/A

I-Net TollkeeperSM3
Subaccount Unit Value at beginning of period	$4.89	$7.50	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$2.96	$4.89	$7.50	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	605	992	1,108	N/A	N/A	N/A	N/A

Financial Services[1]
Subaccount Unit Value at beginning of period	$9.14	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$7.70	$9.14	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	6,786	6,164	N/A	N/A	N/A	N/A	N/A

Health Sciences[1]
Subaccount Unit Value at beginning of period	$9.10	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$6.88	$9.10	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	7,948	7,733	N/A	N/A	N/A	N/A	N/A

Technology[1]
Subaccount Unit Value at beginning of period	$5.82	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$3.08	$5.82	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	9.765	8,272	N/A	N/A	N/A	N/A	N/A

Telecommunications[1]
Subaccount Unit Value at beginning of period	$5.25	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$2.74	$5.25	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	614	326	N/A	N/A	N/A	N/A	N/A

Growth LT4
Subaccount Unit Value at beginning of period	$8.18	$11.78	$16.39	$14.60	$12.63	$10.00	N/A
Subaccount Unit Value as of December 31	$5.73	$8.18	$11.78	$16.39	$14.60	$12.63	N/A
Number of Subaccount Units outstanding at end of period	424,994	538,772	611,317	580,127	616,679	376,936	N/A

	2002	2001	2000	1999	1998	1997	1996

Focused 30[6]
Subaccount Unit Value at beginning of period	$7.03	$8.23	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$4.90	$7.03	$8.23	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	2,175	5,801	3,194	N/A	N/A	N/A	N/A

Mid-Cap Value2
Subaccount Unit Value at beginning of period	$14.73	$13.18	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$12.42	$14.73	$13.18	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	30,564	23,554	14,559	N/A	N/A	N/A	N/A

International Value4
Subaccount Unit Value at beginning of period	$10.44	$13.55	$15.22	$10.94	$9.94	$10.00	N/A
Subaccount Unit Value as of December 31	$8.86	$10.44	$13.55	$15.22	$10.94	$9.94	N/A
Number of Subaccount Units outstanding at end of period	229,131	302,810	380,633	448,230	449,095	401,840	N/A

Capital Opportunities1
Subaccount Unit Value at beginning of period	$8.33	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$6.01	$8.33	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	3,984	3,386	N/A	N/A	N/A	N/A	N/A

Global Growth1
Subaccount Unit Value at beginning of period	$8.38	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$6.66	$8.38	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	928	9	N/A	N/A	N/A	N/A	N/A

Equity Index2
Subaccount Unit Value at beginning of period	$8.19	$9.46	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$6.27	$8.19	$9.46	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	12,519	10,089	11,217	N/A	N/A	N/A	N/A

Small-Cap Index2
Subaccount Unit Value at beginning of period	$8.95	$8.92	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$6.96	$8.95	$8.92	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	17,334	1,826	14	N/A	N/A	N/A	N/A

Multi-Strategy[4]
Subaccount Unit Value at beginning of period	$15.17	$15.56	$14.81	$11.97	$11.34	$10.00	N/A
Subaccount Unit Value as of December 31	$13.00	$15.17	$15.56	$14.81	$11.97	$11.34	N/A
Number of Subaccount Units outstanding at end of period	646,807	966,252	1,219,221	1,434,674	1,661,536	1,052,328	N/A

Main Street® Core (formerly called Large-Cap Core)[2]
Subaccount Unit Value at beginning of period	$8.66	$9.64	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$6.12	$8.66	$9.64	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	15,929	26,313	21,023	N/A	N/A	N/A	N/A

Emerging Markets[2]
Subaccount Unit Value at beginning of period	$5.23	$5.81	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$5.00	$5.23	$5.81	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	3,289	7,932	8,372	N/A	N/A	N/A	N/A

Inflation Managed2
Subaccount Unit Value at beginning of period	$11.35	$11.04	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$12.92	$11.35	$11.04	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	23,001	13,394	14	N/A	N/A	N/A	N/A

Managed Bond2
Subaccount Unit Value at beginning of period	$12.70	$12.00	$10.92	$11.10	$10.53	$10.00	N/A
Subaccount Unit Value as of December 31	$13.89	$12.70	$12.00	$10.92	$11.10	$10.53	N/A
Number of Subaccount Units outstanding at end of period	432,763	716,144	909,826	1,093,676	1,149,484	610,512	N/A

Money Market4
Subaccount Unit Value at beginning of period	$11.81	$11.53	$11.02	$10.68	$10.30	$10.00	N/A
Subaccount Unit Value as of December 31	$11.81	$11.81	$11.53	$11.02	$10.68	$10.30	N/A
Number of Subaccount Units outstanding at end of period	126,579	159,317	116,843	135,728	190,268	144,343	N/A

High Yield Bond2
Subaccount Unit Value at beginning of period	$9.53	$9.54	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$9.12	$9.53	$9.54	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	13,905	20,516	14,534	N/A	N/A	N/A	N/A

	2002	2001	2000	1999	1998	1997	1996

Equity Income[7]
Subaccount Unit Value at beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$8.53	N/A	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	10,082	N/A	N/A	N/A	N/A	N/A	N/A

Research[7]
Subaccount Univt Value at beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$7.77	N/A	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	230	N/A	N/A	N/A	N/A	N/A	N/A

Equity4
Subaccount Unit Value at beginning of period	$10.25	$13.29	$18.19	$15.28	$12.18	$10.00	N/A
Subaccount Unit Value as of December 31	$7.43	$10.25	$13.29	$18.19	$15.28	$12.18	N/A
Number of Subaccount Units outstanding at end of period	1,004,865	1,335,006	1,553,195	1,779,372	1,815,018	1,127,859	N/A

Aggressive Equity4
Subaccount Unit Value at beginning of period	$7.56	$9.26	$11.59	$11.26	$11.63	$10.00	N/A
Subaccount Unit Value as of December 31	$5.58	$7.56	$9.26	$11.59	$11.26	$11.63	N/A
Number of Subaccount Units outstanding at end of period	240,831	315,269	374,611	404,921	467,582	303,100	N/A

Large-Cap Value2
Subaccount Unit Value at beginning of period	$11.31	$11.91	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$8.59	$11.31	$11.91	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	24,073	12,742	1,509	N/A	N/A	N/A	N/A

Comstock (formerly called Strategic Value)[5]
Subaccount Unit Value at beginning of period	$8.66	$9.75	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$6.65	$8.66	$9.75	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	8,152	5,986	5,891	N/A	N/A	N/A	N/A

Real Estate[2]
Subaccount Unit Value at beginning of period	$14.11	$13.18	$10.00	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$13.87	$14.11	$13.18	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	7,506	5,408	2,095	N/A	N/A	N/A	N/A

Mid-Cap Growth[1]
Subaccount Unit Value at beginning of period	$8.01	$10.00	N/A	N/A	N/A	N/A	N/A
Subaccount Unit Value as of December 31	$4.18	$8.01	N/A	N/A	N/A	N/A	N/A
Number of Subaccount Units outstanding at end of period	14,751	4,258	N/A	N/A	N/A	N/A	N/A

The Short Duration Bond and Small-Cap Value Subaccounts began operations on May 1, 2003 and are not included in the Financial Highlights.

1	This Subaccount began operations on January 2, 2001.
2	This Subaccount began operations on February 14, 2000.
3	This Subaccount began operations on May 12, 2000.
4	This Subaccount began operations on March 1, 1997.
5	This Subaccount began operations on October 19, 2000.
6	This Subaccount began operations on October 26, 2000.
[7]	This Subaccount began operations on January 2, 2002.

FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature, and does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as agent for a natural person. If a contract is not owned or held by a natural person or agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we attempted to design the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or a agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund’s Prospectus. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes to the Contract or to our administrative procedures as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified Contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one contract for purposes of determining the amount includible in gross income under Internal Revenue Code (Code) Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of contracts or otherwise.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income, to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a distribution. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is:

•	made on or after the date you reach age 59 1/2,

•	made by a Beneficiary after your death,

•	attributable to your becoming disabled, or

•	in the form of level annuity payments under a lifetime annuity.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a penalty tax.

Should the death of a Contract Owner cause annuity payments to cease before Investments have been fully recovered, a deduction may be allowed on the final tax return for the unrecovered Investments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Investments as payments are made.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

Any amount payable upon the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses, incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of qualified loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with your tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401, 403(b) or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans:

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year (these contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:

•	distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Designated Beneficiary,

•	certain higher education expenses,

•	used to pay for certain health insurance premiums or medical expenses, and

•	costs related to the purchase of your first home.

Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA. Similar limitations and tax penalties apply to tax sheltered annuities, government plans under section 457(b), 401(k) plans, and pension and profit-sharing plans.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plans”) is a type of Qualified Plan. Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like other Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 1/2. In addition, the penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by the individual’s employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be transferred over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b) annuity contract, contracts pursuant to section 457(b) of the Code, or other Qualified Plan after a required two year waiting period.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser.

Tax Sheltered Annuities (“TSAs”)

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Investments made on Contracts purchased for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship. Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

Section 457(b) Non-Qualified Deferred Compensation Plans

Government Entity

Employees of a governmental entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to a qualifying triggering event, section 457(b) governmental plans may be transferred or rolled into another Qualified Plan.

The Qualified Plan must allow the transfer or rollover. If a rollover to an IRA is completed the assets become subject to the 10% penalty in distributions prior to age 59 1/2 . Assets from other plans may be rolled into a governmental 457(b) plan if the plan allows and the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election.

Not-For-Profit

Employees of a not-for-profit entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Qualified Contract maintained under section 457(b) of the Code by an employee of a not-for-profit entity are subject to limitations, and may not be rolled over to another Qualified Plan at any time.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified plans may be established by eligible employers for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to certain limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Catch-Up Provision

Generally, Qualified Plan and IRA Participants over the age of 50 may contribute additional amounts as catch-up contributions if the terms of the Plan so permit. In addition, distributions from each type of IRA are subject to differing restrictions.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts; otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security. If yours is a Qualified Contract that is:

•	not subject to Title I of ERISA,

•	issued under 403(b) of the Code, and

•	permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan and those earnings will be transferred once a year to your Fixed and Variable Investment Options in accordance with your current allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Generally interest paid on your loan under a 401 plan or 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan. There is a loan administration fee of up to $500, unless state law requires otherwise. As of the date of this Prospectus, we currently waive this fee.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called our “Loan Account.” To make this transfer, we will transfer amounts proportionately from your Investment Options, based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of your Contract Value, or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determinations (including loan amounts permitted) or any interpretations with respect to your Loan Eligible Plan.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

Example:  On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions, you must meet one of five triggering events. The triggering events are:

•	attainment of age 59 1/2,

•	severance from employment,

•	death,

•	disability, and

•	financial hardship (with respect to contributions only, not income or earnings on those contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions, unless requested otherwise. The rate of federal withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

•	the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA, or

•	the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Purchase Payments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders’ meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that separate account in the same proportion as the total votes for all of our Separate Accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account B. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account B in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

•	your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

•	the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner. If yours is a Qualified Contract, you must be the only Contract Owner, but you may still add or change a Contingent Owner. Your Contract cannot name more than two Contract Owners (Joint Owners) and one Contingent Owner at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax consequences. You should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT BENEFITS AND OTHER PAYOUTS—Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is a person(s) who may receive death benefit proceeds under your Contract. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Spousal consent may be required to change the Beneficiary of an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary’s consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Sections 401 and 457(b) to name the Plan as Beneficiary. If you leave no surviving Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to ALL Contracts

If, in the judgment of our management, continued investment by Separate Account B in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to replace shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account B, and any new Subaccounts may invest in Portfolios or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

•	cease offering any Subaccount;

•	combine Subaccounts;

•	delete or substitute Subaccounts;

•	combine Separate Account B or part of it with another of our separate accounts or with any of our affiliates’ separate accounts;

•	transfer Separate Account B assets attributable to the Contracts to another of our separate accounts;

•	deregister the Separate Account under the 1940 Act;

•	operate Separate Account B as a management investment company under the 1940 Act or another form permitted by law;

•	establish a committee, board or other group to manage aspects of the Separate Account’s operations;

•	make any changes required by the 1940 Act or other federal securities laws;

•	make any changes necessary to maintain the status of the Contracts as annuities under the Code;

•	make other changes required under federal or state law relating to annuities; and

•	suspend or discontinue sale of the Contracts.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company

P.O. Box 7187

Pasadena, California 91109-7187

If you are submitting a purchase or other payment by mail, please send it, along with your application if you are submitting one, to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life Insurance Company

P.O. Box 100060

Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life Insurance Company

1111 South Arroyo Parkway, Suite 205

Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we “receive” the notice or instructions. We “receive” this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm in accordance with our administrative procedures, we consider the application to be received on the Business Day we receive the transmission. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

We reserve the right to process any Investment received at an incorrect address when it is received at either the address indicated in your Contract specifications pages or the appropriate address indicated in the Prospectus.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will normally be effective on the same Business Day that we receive them in “proper form,” unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in “proper form” unless the transaction or event is scheduled to occur on another day. “Proper form” may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable and in proper form, not received by us; or, to protect you or us. Requests regarding death benefits proceeds must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Delivery Authorization

Subject to availability, you may authorize us to provide prospectuses, statements and other information (“documents”) electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain abnormal circumstances. These include a closing of the New York Stock Exchange other than on a regular holiday or weekend, a trading restriction imposed by the SEC, or an emergency declared by the SEC. For withdrawals from the Fixed Option; death benefit payments attributable to Fixed Option Value; or fixed periodic annuity payments, payment of proceeds may be delayed for up to six (6) months after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option. See THE GENERAL ACCOUNT for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under the Fixed Option, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual and a semiannual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Sales Commissions

We pay sales commissions directly to broker-dealers and other expenses associated with promotion and sales of the Contracts. Broker-dealers may receive aggregate commissions of up to 6.50% of your aggregate Investments. Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time Investments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.25%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. Within certain limits imposed by the National Association of Securities Dealers, Inc. (NASD), registered representatives who are associated with broker/dealer firms affiliated with Pacific Life may qualify for sales incentive programs sponsored by Pacific Life. Registered representatives may also receive non-compensation such as expense-paid educational or training seminars or promotional merchandise.

Financial Statements

The statements of assets and liabilities of Separate Account B as of December 31, 2002 and the related statements of operations for the year then ended and statements of changes in net assets and financial highlights for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account B dated December 31, 2002. Pacific Life’s consolidated financial statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 are contained in the Statement of Additional Information.

THE GENERAL ACCOUNT

General Information

All amounts allocated to the Fixed Option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option. This disclosure may however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to the Fixed Option in the General Account, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”) of up to one year. Guarantee Terms will be offered at our discretion.

Guaranteed Interest Rates for the Fixed Option may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for the Fixed Option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

Each allocation (or roll-over) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or roll-over is effective and ends at the end of each Contract Year or, if earlier, on your Annuity Date. At the end of each Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) with a new Guaranteed Interest Rate, unless you instruct us otherwise.

Example:  Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option, or transfer amounts from your Fixed Option to one or more of the other Investment Options. No partial withdrawal or transfer may be made from your Fixed Option within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Payments or transfers from the Fixed Option may be delayed, as described under ADDITIONAL INFORMATION—Timing of Payments and Transactions; any amount delayed will, as long as it is held under the Fixed Option, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid. You may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except that this limitation does not apply under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-half (50%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years, you may transfer or withdraw 50% of your Fixed Option Value in the first year and your remaining Fixed Option Value in the second consecutive year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

We reserve the right to waive the restrictions that limit transfers from the Fixed Option to one transfer within the 30 days after the end of each Contract Anniversary. We also reserve the right to waive the limitations on the maximum amount you may transfer from the Fixed Option in any given Contract year. We may process requests for transfers from the Fixed Option that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. transfers are limited to 25 for each calendar year.

Transfers from the Fixed Option under the DCA program are also currently subject to a minimum duration of 12 months.

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You’ll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

Account Value – The amount of your ontract Value allocated to a specified Variable Investment Option or the Fixed Option.

Annual Fee – A $30 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Net Contract Value is less than $50,000 on that date.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants, and may also name a “Contingent” Annuitant. If you name Joint Annuitants or a Contingent Annuitant,“the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or has a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option can be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die before your Annuity Date.

Contingent Owner – A person, if named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Semi-Annual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are available only on certain Qualified Contracts.

Contract Owner (also called a “Policyholder” or “Contractholder”) – Generally, a person who purchases a Contract and makes the Purchase Payments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants with Right of Survivorship and not as Tenants in Common.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, and the Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments which are reduced by withdrawals of prior Purchase Payments.

Fixed Option – If you allocate all or a part of your Purchase Payments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rates declared periodically, but not less than an annual rate of 3%.

Fixed Option Value – The aggregate amount of your Contract Value allocated to the Fixed Option.

Fund – Pacific Select Fund.

General Account – Our General Account consists of all our assets other than those assets allocated to Separate Account B or to any of our other separate accounts.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or roll over) for the Guarantee Term on amounts allocated to the Fixed Option. All Guaranteed Interest Rates are expressed as annual rates, and interest is accrued daily. The rate will not be less than an annual rate of 3%.

Guarantee Term – The period during which the amount you allocate to the Fixed Option earns a Guaranteed Interest Rate. This term is currently up to one year.

Investment Option – A Portfolio or the Fixed Option offered under the Contract.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account Value – The amount transferred from your Investment Options to the General Account to secure a Contract Loan, increased by interest earned and decreased by any principal repayments and/or withdrawals or transfers of interest earned.

Net Contract Value – Your Contract Value less Contract Debt.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Portfolio – A separate portfolio of the Fund in which a Subaccount invests its assets.

Purchase Payment – An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

TERMS USED IN THIS PROSPECTUS

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (“IRA”), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account B (the “Separate Account”) – A separate account of Pacific Life registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount (also called a “Variable Account”) – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Subaccount (also called a Variable Account).

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A:

STATE LAW VARIATIONS

Right to Cancel

Variations to the length of the Right to Cancel period. In most states, the Right to Cancel period is a 10-day period beginning on the day you receive your Contract. If your Contract was issued in one of the following states on your Contract Date, the Right to Cancel period is as specified below:

Idaho (20 days)

Oregon (15 days)

In addition, if you reside in California and are age 60 or older on your Contract Date, the Right to Cancel period is 30 days.

There may be extended Right to Cancel periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state’s Right to Cancel period.

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To receive a current copy of the Pacific Select Variable Annuity II SAI without charge call  (800) 722-2333, or complete the following and send it to:

Pacific Life Insurance Company

Post Office Box 7187

Pasadena, CA 91109-7187

Name

Address

City                                                                                                   State                                   Zip

PACIFIC SELECT VARIABLE ANNUITY II	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Variable Annuity II Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your registered representative or contact us.

You’ll find more information about the Pacific Select Variable Annuity II contract and Separate Account B in the Statement of Additional Information (SAI) dated May 1, 2003.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find the table of contents for the SAI on page 48 of this Prospectus.

You can get a copy of the SAI by calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

How to contact us

Call or write to us at:

Pacific Life Insurance Company

P.O. Box 7187

Pasadena, California 91109-7187

1-800-722-2333

6 a.m. through 5 p.m. Pacific time

Send Purchase Payments, other payments and application forms to the following address:

By mail

Pacific Life Insurance Company

P.O. Box 100060

Pasadena, California 91189-0060

By overnight delivery service

Pacific Life Insurance Company

1111 South Arroyo Parkway, Suite 205

Pasadena, California 91105

How to contact the SEC	Public Reference Section of the SEC Washington, D.C. 20549-6009 1-800-SEC-0330 Internet: www.sec.gov

Pacific Life Insurance Company

700 Newport Center Drive

Newport Beach, CA 92660

(800) 722-2333

Visit us at our website: www.PacificLife.com

* Membership promotes ethical market conduct  for individual life insurance and annuities

316-3A

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

PACIFIC SELECT VARIABLE ANNUITY II

SEPARATE ACCOUNT B

Pacific Select Variable Annuity II (the “Contract”) is a variable annuity contract issued by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2003, which is available without charge upon written or telephone request to Pacific Life. Terms used in this Statement of Additional Information have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life Insurance Company

Mailing address: P.O. Box 7187

Pasadena, CA 91109-7187

(800) 722-2333

PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value (“full withdrawal value”) of that initial payment at the end of the measuring period. The redeemable value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes. The Annual Fee is also taken into account, assuming an average Contract Value of $35,000. The redeemable value is then divided by the initial payment and this quotient is taken to the Nth root (N represents the number of years in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N)-1

where	T	=	average annual total return
	ERV	=	ending redeemable value
	P	=	hypothetical initial payment of $1,000
	N	=	number of days

Average annual total return figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis). Average annual return information may be accompanied by total return information that does not take the withdrawal charge or other fees into account.

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge or the Annual Fee.

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Yields

Money Market Subaccount

The “yield” (also called “current yield”) of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1)(To the power of  365/7)] – 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or any other taxes, but do reflect a deduction for the Annual Fee, the Risk Charge and the Administrative Fee and assumes an average Contract Value of $35,000. Yield information may be accompanied by yield quotations that do not take certain charges into account.

At December 31, 2002, the Money Market Subaccount current yield was –0.47% and the effective yield was –0.47%.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[ (a-b + 1) (To the power of 6) - 1]

__

cd

where:	a	=	net investment income earned during the period by the Portfolio attributable to the Subaccount.
	b	=	expenses accrued for the period (net of reimbursements).
	c	=	the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
	d	=	the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $35,000), but does not reflect any withdrawal charge or any charge for applicable premium taxes and/or any other taxes. Yield information may be accompanied by yield quotations that do not take certain charges into account.

General

The Subaccounts’ total return and yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Total return and yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the total return or yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

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Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Funds underlying the Subaccounts. This performance may be presented as averages or rankings compiled by, among others, Lipper Analytical Services, Inc. (“Lipper”), the Variable Annuity Research and Data Service (“VARDS®”) or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and/or mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. VARDS® rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS® rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS® prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

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Separate Account Performance

The following table presents the annualized total return for each Subaccount for the period from each such Subaccount’s commencement of operations through December 31, 2002. The table is based on a Contract for which the average initial premium is approximately $35,000. The Accumulated Value (AV) reflects the deductions for all contractual expenses except the withdrawal charge. The Full Withdrawal Value (FWV) reflects the deduction for all contractual expenses.

The results shown in this section are not an estimate or guarantee of future investment performance.

Annualized Rates of Return for Periods Ending December 31, 2002

All numbers are expressed as a percentage

	1 Year		3 Years		5 Years		10 Years		Since Inception
Variable Accounts	AV	FWV	AV	FWV	AV	FWV	AV	FWV	AV	FWV
Blue Chip 1/2/01*	(27.06)	(33.36)							(23.52)	(27.20)
Aggressive Growth 1/2/01*	(23.49)	(29.79)							(22.26)	(25.88)
Diversified Research 2/14/00*	(25.34)	(31.64)							(8.24)	(10.15)
Small-Cap Equity 2/14/00*	(24.73)	(31.03)							(21.10)	(23.67)
International Large-Cap 2/14/00*	(18.86)	(25.16)							(19.52)	(21.99)
I-Net Tollkeeper 5/12/00*	(39.56)	(45.86)							(37.05)	(40.96)
Financial Services 1/2/01*	(15.86)	(22.16)							(12.33)	(15.52)
Health Sciences 1/2/01*	(24.46)	(30.76)							(17.12)	(20.50)
Technology 1/2/01*	(47.18)	(53.48)							(44.62)	(49.82)
Telecommunications 1/2/01*	(47.88)	(54.18)							(47.77)	(53.31)
Growth LT 3/1/97*	(30.05)	(36.35)	(29.68)	(32.85)	(14.71)	(15.06)			(9.13)	(9.16)
Focused 30 10/26/00*	(30.47)	(36.77)							(25.92)	(29.00)
Mid-Cap Value 2/14/00*	(15.74)	(22.04)							7.80	6.40
International Value 3/1/97*	(15.19)	(21.49)	(16.60)	(18.81)	(2.33)	(2.53)			(2.10)	(2.11)
Capital Opportunities 1/2/01*	(27.88)	(34.18)							(22.55)	(26.18)
Global Growth 1/2/01*	(20.69)	(26.99)							(18.50)	(21.94)
Equity Index 2/14/00*	(23.51)	(29.81)							(15.00)	(17.22)
Small-Cap Index 2/14/00*	(22.37)	(28.67)							(11.91)	(13.97)
Multi-Strategy 3/1/97*	(14.36)	(20.66)	(4.34)	(6.01)	2.70	2.54			4.58	4.56
Main Street® Core 2/14/00* (formerly called Large-Cap Core)	(29.48)	(35.78)							(15.76)	(18.01)
Emerging Markets 2/14/00*	(4.50)	(10.80)							(21.46)	(24.04)
Inflation Managed 2/14/00*	13.76	7.46							9.25	7.88
Managed Bond 3/1/97*	9.31	3.01	8.29	7.00	5.61	5.47			5.73	5.72
Money Market 3/1/97*	(0.08)	(6.38)	2.25	0.80	2.68	2.52			2.82	2.80
High Yield Bond 2/14/00*	(4.43)	(10.73)							(3.21)	(4.93)
Equity Income 1/2/02*	(14.74)	(21.13)							(14.74)	(21.13)
Research 1/2/02*	(22.28)	(28.66)							(22.28)	(28.66)
Equity 3/1/97*	(27.62)	(33.92)	(25.92)	(28.76)	(9.49)	(9.76)			(5.00)	(5.02)
Aggressive Equity 3/1/97*	(26.22)	(32.52)	(21.72)	(24.25)	(13.75)	(14.08)			(9.57)	(9.59)
Large-Cap Value 2/14/00*	(24.12)	(30.42)							(5.18)	(6.97)
Comstock 10/19/00* (formerly called Strategic Value)	(23.32)	(29.62)							(16.07)	(18.69)
Real Estate 2/14/00*	(47.85)	(54.15)							(35.45)	(39.85)
Mid-Cap Growth 1/2/01*	(1.79)	(8.09)							11.98	10.68

*	Date Variable Account commenced operations.

Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed. Effective December 1, 2001, Putnam Investment Management, LLC. became the Portfolio Manager of the Equity and Aggressive Equity Portfolios. Prior to December 1, 2001 some of the investment policies of the Equity and Aggressive Equity Portfolios differed. Effective January 1, 2003, OppenheimerFunds, Inc. (Oppenheimer) became the Portfolio Manager of the Multi-Strategy, Main Street® Core (formerly called Large-Cap Core) and Emerging Markets Portfolios. Prior to January 1, 2003 some of the investment policies of the Main Street® Core differed. Effective May 1, 2003, Van Kampen became the Portfolio Manager of the Comstock (formerly called Strategic Value), Real Estate, and Mid-Cap Growth Portfolios, prior to May 1, 2003 some of the investment policies differed.

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Major Indices	1 Year	3 Years	5 Years	10 Years
60% Standard & Poor's 500 Composite Stock Price and 40% Lehman Brothers Aggregate Bond	(9.82)	(4.92)	3.10	8.93
Credit Suisse First Boston High Yield	3.10	1.12	1.44	6.52
Lehman Brothers Aggregate Bond	10.25	10.10	7.55	7.51
Lehman Brothers Global Real: U.S. TIPS	16.56	12.49	8.66	N/A
Lehman Brothers Government Bond	11.50	10.63	7.77	7.56
Lehman Brothers Government/Credit	11.02	10.44	7.61	7.61
Merrill Lynch 3-Month U.S. T-Bill	1.78	4.11	4.48	4.64
Morgan Stanley Capital International All Country World Free	(19.32)	(16.60)	N/A	N/A
Morgan Stanley Capital International Europe, Australasia & Far East	(15.94)	(17.24)	(2.91)	3.99
Morgan Stanley Capital International Emerging Markets Free	(6.00)	(13.97)	(4.58)	1.31
North American Real Estate Investment Trust Equity	3.81	14.33	3.29	10.53
Russell 1000 Growth	(27.88)	(23.64)	(3.84)	6.70
Russell 1000 Value	(15.52)	(5.14)	1.16	10.80
Russell 2000	(20.48)	(7.54)	(1.36)	7.15
Russell 2500	(17.80)	(4.62)	1.57	9.29
Russell 2500 Growth	(29.09)	(19.05)	(3.19)	5.20
Russell Mid-Cap	(16.19)	(5.04)	2.19	9.92
Russell Mid-Cap Growth	(27.41)	(20.02)	(1.82)	6.71
Standard & Poor's 500 Composite Stock Price	(22.09)	(14.54)	(0.58)	9.34

The performance of the Variable Accounts for the period shown above is based on the performance of underlying Portfolios that differed from the Portfolios of the Pacific Select Fund. On February 3, 2000, Pacific Life Insurance Company (“Pacific Life”) obtained approval from the Securities and Exchange Commission (the “SEC”) to substitute Portfolios of the Pacific Select Fund (the “Fund”) for Portfolios of the Pacific Innovations Trust (the “Trust”). At the close of business on February 11, 2000, shares of seven Portfolios of the Trust were substituted with shares of designated Portfolios of the Fund that had similar investment policies. Prior to February 12, 2000, the assets of the Money Market, Managed Bond, Multi-Strategy, Equity, Growth LT, Aggressive Equity, and International Value Portfolios were invested in shares of the Money Market, Managed Bond, Capital Income, Blue Chip, Mid-Cap Equity, Aggressive Growth, and International Portfolios of the Trust, respectively. Fifteen additional Portfolios also became available in the Separate Account in 2000; the Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, Large-Cap Core, Mid-Cap Value, Equity Index, Small-Cap Index, Real Estate, Inflation Managed, High Yield Bond, and Large-Cap Value Portfolios began operations on February 14, 2000; the I-Net Tollkeeper Portfolio began operations on May 12, 2000; and the Comstock (formerly called Strategic Value) and Focused 30 Portfolios began operations on October 19, 2000. The Equity Income and Research Portfolios began operations on January 2, 2002. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Equity and Aggressive Equity Portfolios; prior to May 1, 1998 some of the investment policies of the Equity and Aggressive Equity Portfolios differed. Effective January 1, 2003, OppenheimerFunds, Inc. (Oppenheimer) became the Portfolio Manager of the Multi-Strategy, Main Street® Core (formerly called Large-Cap Core) and Emerging Markets Portfolios, prior to January 1, 2003 some of the investment policies of the Main Street® Core differed. Effective May 1, 2003, Van Kampen became the Portfolio Manager of the Comstock (formerly called Strategic Value) and Mid-Cap Growth Portfolios, prior to May 1, 2003 some of the investment policies differed.

The Short Duration Bond and Small-Cap Value Subaccounts started operations after December 31, 2002 and there is no historical value available for these Subaccounts.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on an initial Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily Account Value), the Administrative Fee (equal to an annual rate of 0.15% of average daily Account Value), and the Annual Fee (equal to $30 per year if Net Contract Value is $50,000 or less), any charge for premium taxes or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are one year old, 6% of the amount withdrawn attributable to Purchase Payments that are two years old, 5% of the amount withdrawn attributable to Purchase Payments that are three years old, 3% of the amount withdrawn attributable to Purchase Payments that are four years old, 1% of the amount withdrawn attributable to Purchase Payments that are five years old, and 0% of the amount withdrawn attributable to Purchase Payments that are six years old or older. The age of Purchase Payments is determined as described in the Prospectus.

5

There is no withdrawal charge to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than six years plus additional Purchase Payments applied to your Contract during that Contract Year. For a description of the charges and expenses under the Contract, see FEE TABLE and CHARGES, FEES AND DEDUCTIONS in the Prospectus. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., a subsidiary of ours, acts as the principal underwriter (“distributor”) of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for acting as principal underwriter under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2002, 2001, and 2000, respectively, with regard to this Contract were $132,126, $132,139, and $230,664 of which $0 was retained.

6

THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and

	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where			(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

			(b)	=	the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

			(c)	=

any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income which we determine to have resulted from the operations of the Subaccount of Contract, and/or any taxes attributable directly or indirectly, to Investments;

	(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

	(C)	=

a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the charge for mortality and expense risks at a rate equal to 1.25% annually and the Administrative Charge at a rate equal to 0.15% annually (see CHARGES, FEES AND DEDUCTIONS in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, is assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Contract Value, proportionately, relative to your Account Value in each Subaccount and in the Fixed Option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, withdrawal charge, and any charges for premium taxes and/or any other taxes without converting this amount into annuity payments.

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Second: The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 5% investment return, as described in more detail below.

Example:  Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table’s implicit assumption of a 5% annual investment return on amounts applied but not yet used to furnish annuity benefits.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after you annuitize. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following annuitization will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers

8

assume that the amount of your Contract Value that you convert to a variable annuity will have a positive investment return of 5% each year during the payout of your annuity; thus 5% is referred to as an “assumed investment return.”

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds its Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

Example:  Assume the investment performance of a Subaccount is at a rate of 6.40% per year. The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year (6.40% minus the Risk Charge at the annual rate of 1.25% and minus the Administrative Fee at the annual rate of 0.15% equals 5.00%), but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.05 = 1; 1 - 1 = 0; 0 × 100% = 0%.

1.05

If the investment performance of a Subaccount’s assets is at a rate less than 6.40% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

Example:  Assume the investment performance of a Subaccount is at a rate of 4.00% per year. The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year (4.00% minus the Risk Charge at the annual rate of 1.25% and minus the Administrative Fee at the annual rate of 0.15% equals 2.60%), but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026 = 0.9771; 0.9771 - 1 = - 0.0229; -0.0229 × 100% = -2.29%.

 1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made; will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made; and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example:  If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example:  If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

9

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, the amount payable will be corrected to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant’s correct age and sex. If the correction is effected after annuity payments have commenced, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct sex and/or date of birth.

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Systematic Transfer Programs

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any one Variable Investment Option or the Fixed Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your “target account(s)”). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

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Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, (ii) your source Account Value is zero, or (iii) you annuitize. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. You may not use dollar cost averaging and the earnings sweep at the same time. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Managed Bond Subaccount, 40% in the Equity Index Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will use the request date as the effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the “sweep option”) to one or more other Investment Options (your “target option(s)”). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer only your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option’s Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the “total earnings” for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your “total earnings” for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

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Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will use your request date as the effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use the earnings sweep and dollar cost averaging at the same time. If, as a result of an earnings sweep transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Fixed or Variable Investment Options; if you do not give us these specific directions, amounts will be deducted proportionately from your Account Value in each Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps. You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will use your request date as the effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date. The first withdrawal will occur one period from the effective date of your request in proper form.

Example:  On May 1, we receive your pre-authorized withdrawal request for quarterly withdrawals, and your pre-authorized withdrawal program is effective. Your first quarterly withdrawal will be on August 1.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below any minimum Account Value we establish, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a 10% tax penalty.

Death Benefit

The standard death benefit payable will be calculated as of the date we receive, in proper form, proof of the Annuitant’s death (or, if applicable, the Contract Owner’s death) and instructions regarding payment. Any Guaranteed Minimum Death Benefit payable will be calculated as of the date we are first notified of the death. Any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments normally will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a

12

Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse. If both the Contract Owner(s) and the Annuitant(s) are non-natural persons, no death benefit will be payable, and any distribution will be treated as a withdrawal and subject to any applicable charges for Annual Fees, transaction fees, withdrawal fees, premium taxes and/or other taxes, and withdrawal charges.

Death of an Annuitant

If a Joint Annuitant who is not a Contract Owner dies prior to the Annuity Date, the surviving Joint Annuitant becomes your Annuitant. If your Annuitant is not a Contract Owner and dies, or if there is no surviving Joint Annuitant, your surviving Contingent Annuitant becomes your Annuitant. If there is no surviving Contingent Annuitant, the death benefit becomes payable.

Any death benefit payable on the death of your Annuitant is payable to the surviving Beneficiary. If no Beneficiary survives, any death benefit will be payable to the surviving Owner, if there is one; if not, any death benefit will be payable to the Owner’s estate.

Death of a Contract Owner

If any Contract Owner dies prior to the Annuity Date while the Annuitant is still living, a death benefit may be payable. If that Contract Owner was the sole Annuitant or a Joint Annuitant under the Contract, any death benefit will be payable to the surviving Beneficiary, or to your estate if no Beneficiary survives. If that Contract Owner was not an Annuitant under the Contract, any death benefit will be payable to the surviving Joint Owner of the Contract, if there is one; if not, the death benefit will be payable to the surviving Contingent Owner, if there is one; if not, any death benefit will be payable to the surviving designated Beneficiary, or to the Owner’s estate if no designated Beneficiary survives. If the Joint or Contingent Owner is the deceased Contract Owner’s surviving spouse, he or she may elect to become the Contract Owner and continue the Contract rather than receive the death benefit proceeds.

Joint Annuitants on Qualified Contracts

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant on your Annuity Date and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse. You may call us for more information.

1035 Exchanges

You may make your initial or an additional Investment through an exchange of an existing annuity contract (a 1035 exchange). The exchange can be effected by completing the Transfer/Exchange form, indicating in the appropriate section that you are making a 1035 exchange. The form is available by calling your representative or by calling us at 1-800-722-2333. Once completed, the form should be mailed to us, along with the annuity contract you are exchanging. If you are making an initial Investment, a completed contract application should also be attached.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity contract for another annuity contract. Under Revenue Ruling 2002-75, a 1035 exchange is now valid whether the exchange is made into a new or pre-existing annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 exchange.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

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Dividends

The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to your Contract Value. If you make no election, the dividend will be added to your Contract Value. We will allocate any dividend to Contract Value in accordance with your most recent allocation instructions, unless instructed otherwise. You should consult with your tax adviser before making an election.

Waivers and Reduced Charges

We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Select Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with such crediting being made in accordance with our administrative procedures.

FINANCIAL STATEMENTS

The statement of assets and liabilities of Separate Account B as of December 31, 2002 and the related statement of operations for the year then ended and statements of changes in net assets and financial highlights for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account B dated December 31, 2002. Pacific Life’s consolidated financial statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT AUDITORS

The consolidated financial statements of Pacific Life as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

14

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.

DELOITTE & TOUCHE LLP

Costa Mesa, CA

March 10, 2003

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2002	2001

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$20,747	$17,047
Equity securities available for sale, at estimated fair value	162	266
Trading securities, at estimated fair value	572	458
Mortgage loans	3,123	2,933
Real estate	153	183
Policy loans	5,115	4,899
Other investments	3,076	2,793

TOTAL INVESTMENTS	32,948	28,579
Cash and cash equivalents	581	510
Deferred policy acquisition costs	2,261	2,113
Accrued investment income	431	377
Other assets	760	642
Separate account assets	19,241	23,458

TOTAL ASSETS	$56,222	$55,679

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Universal life and investment-type products	$25,717	$21,796
Future policy benefits	4,775	4,580
Short-term and long-term debt	475	439
Other liabilities	1,797	1,687
Separate account liabilities	19,241	23,458

TOTAL LIABILITIES	52,005	51,960

Commitments and contingencies (Note 18)
Stockholder’s Equity:
Common stock – $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	153	151
Unearned ESOP shares	(42)	(3)
Retained earnings	3,300	3,271
Accumulated other comprehensive income	776	270

TOTAL STOCKHOLDER’S EQUITY	4,217	3,719

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$56,222	$55,679

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
REVENUES
Universal life and investment-type product policy fees	$857	$821	$769
Insurance premiums	1,058	812	552
Net investment income	1,678	1,628	1,683
Net realized investment gain (loss)	(274)	(14)	997
Commission revenue	162	181	270
Other income	215	225	209

TOTAL REVENUES	3,696	3,653	4,480

BENEFITS AND EXPENSES
Policy benefits paid or provided	1,460	1,163	879
Interest credited to universal life and investment-type products	1,075	1,029	997
Commission expenses	560	524	576
Operating expenses	684	634	575

TOTAL BENEFITS AND EXPENSES	3,779	3,350	3,027

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES (BENEFIT)	(83)	303	1,453
Provision for income taxes (benefit)	(112)	55	458

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE TO CHANGES IN ACCOUNTING PRINCIPLES	29	248	995
Cumulative adjustments due to changes in accounting principles, net of taxes		(7)

NET INCOME	$29	$241	$995

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other Comprehensive Income (Loss)
	Common Stock	Paid-in Capital	Unearned ESOP Shares	Retained Earnings	Unrealized Gain (Loss) on Derivatives and Securities Available for Sale, Net	Minimum Pension Liability Adjustment	Unrealized Gain on Interest in PIMCO, L.P., Net	Total

				(In Millions)

BALANCES, JANUARY 1, 2000	$30	$140	$(12)	$2,035	$(278)			$1,915
Comprehensive income:
Net income				995				995
Other comprehensive income					232		$77	309

Total comprehensive income								1,304
Other equity adjustments		5						5
Allocation of unearned ESOP shares		2	6					8

BALANCES, DECEMBER 31, 2000	30	147	(6)	3,030	(46)		77	3,232
Comprehensive income:
Net income				241				241
Other comprehensive income					128		111	239

Total comprehensive income								480
Other equity adjustments		1						1
Allocation of unearned ESOP shares		3	3					6

BALANCES, DECEMBER 31, 2001	30	151	(3)	3,271	82		188	3,719
Comprehensive income:
Net income				29				29
Other comprehensive income (loss)					325	$(44)	225	506

Total comprehensive income								535
Issuance of ESOP note			(46)					(46)
Allocation of unearned ESOP shares		2	7					9

BALANCES, DECEMBER 31, 2002	$30	$153	$(42)	$3,300	$407	$(44)	$413	$4,217

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$29	$241	$995
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization on fixed maturity securities	(81)	(73)	(72)
Depreciation and other amortization	38	26	36
Earnings of equity method investees	(3)	(6)	(23)
Deferred income taxes	(8)	56	424
Net realized investment (gain) loss	274	14	(997)
Net change in deferred policy acquisition costs	(148)	(317)	(350)
Interest credited to universal life and investment-type products	1,075	1,029	997
Change in trading securities	(114)	(387)	29
Change in accrued investment income	(54)	(42)	(48)
Change in future policy benefits	195	38	156
Change in other assets and liabilities	105	189	24

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,308	768	1,171

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(6,228)	(4,852)	(2,903)
Sales	921	944	1,595
Maturities and repayments	2,155	1,652	1,601
Repayments of mortgage loans	315	682	700
Proceeds from sales of real estate	28	44	1
Purchases of mortgage loans and real estate	(498)	(593)	(806)
Change in policy loans	(216)	(219)	(422)
Other investing activity, net	254	417	(664)

NET CASH USED IN INVESTING ACTIVITIES	(3,269)	(1,925)	(898)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	6,820	4,690	4,090
Withdrawals	(4,787)	(3,320)	(4,734)
Net change in short-term and long-term debt	36	80	135
Purchase of ESOP note	(46)
Allocation of unearned ESOP shares	9	6	8

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	2,032	1,456	(501)

Net change in cash and cash equivalents	71	299	(228)
Cash and cash equivalents, beginning of year	510	211	439

CASH AND CASH EQUIVALENTS, END OF YEAR	$581	$510	$211

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid (received)	$11	$(48)	$74
Interest paid	$20	$23	$28

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life’s primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

NEW ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2001, the Company adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities – an amendment of SFAS No. 133. SFAS No. 133 and SFAS No. 138 establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. All derivatives, whether designated in hedging relationships or not, are required to be recorded at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). If the derivative is designated as a cash flow hedge, changes in the fair value of the derivative are recorded in other comprehensive income (loss) (OCI) and are recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in fair value of the derivative is recorded in net realized investment gain (loss).

Upon adoption of SFAS No. 133 and SFAS No. 138, the Company recorded an increase to net income of $1 million, net of taxes, as a cumulative adjustment due to a change in accounting principle. This increase was primarily attributable to recording derivatives not designated as hedges at fair value, offset by the recording of initial ineffectiveness on fair value hedges. In addition, upon adoption, the Company recorded an increase to accumulated OCI of $38 million, net of taxes. This increase was primarily attributable to the designation of derivatives as fair value hedges. Gains and losses on derivatives that were previously deferred as adjustments to the carrying amount of the hedged items were not affected by the implementation of SFAS No. 133 and SFAS No. 138.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Upon adoption of SFAS No. 133 and SFAS No. 138, the Company transferred $306 million of fixed maturity securities available for sale into the trading category. The transfer resulted in a reclassification of unrealized losses of $4 million, net of taxes, from accumulated OCI into net realized investment gain (loss).

The FASB is currently deliberating the issuance of a proposed statement that would amend SFAS No. 133. The proposed statement will address and resolve certain pending FASB Derivatives Implementation Group (DIG) issues. The outcome of the pending DIG issues and other provisions of the statement could impact the Company’s accounting for beneficial interests, loan commitments and other transactions deemed to be derivatives under the new statement. The Company’s accounting for such transactions is currently based on management’s best interpretation of the accounting literature as of March 10, 2003.

Effective April 1, 2001, the Company adopted Emerging Issues Task Force (EITF) Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. Under EITF Issue No. 99-20, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for a decline in value, which is other than temporary. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. Upon adoption of EITF Issue No. 99-20, the Company recorded a decrease to net income of $8 million, net of taxes, as a cumulative adjustment due to a change in accounting principle.

Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 142 requires that goodwill shall not be amortized and shall be tested for impairment annually. Other intangible assets shall be amortized over their useful lives. The Company ceased goodwill amortization as of January 1, 2002 and as a result, the Company’s net income increased approximately $2 million for the year ended December 31, 2002. The Company’s goodwill asset of $47 million, included in other assets, was not considered impaired. In addition, Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. (PIMCO L.P.), adopted SFAS No. 142 effective January 1, 2002. As a result, PIMCO L.P.’s distributions allocated to net investment income increased approximately $17 million for the year ended December 31, 2002.

Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. Adoption of SFAS No. 144 did not have a material impact on the Company’s consolidated financial statements.

In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses the recognition, measurement and reporting of costs associated with exit and disposal activities, including restructuring activities. SFAS No. 146 establishes a change in the requirement for recognition of a liability for a cost associated with an exit or disposal activity. SFAS No. 146 now requires these liabilities to be recognized when actually incurred. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The Company believes that the adoption of SFAS No. 146 will not have a material impact on the Company’s consolidated financial statements.

In November 2002, the FASB issued FASB Interpretation No. 45 (FIN 45), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of the Indebtedness of Others, which clarifies the requirements of SFAS No. 5, Accounting for Contingencies, relating to a guarantor’s accounting for and disclosures of certain guarantees issued. FIN 45 requires enhanced disclosures for certain guarantees. FIN 45 also requires certain guarantees that are issued or modified after December 31, 2002, to be initially recorded on the consolidated statement of financial condition at fair value. For guarantees issued on or before December 31, 2002, liabilities are recorded when and if payments become probable and estimable. As the financial statement

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

recognition provisions are effective prospectively, the Company cannot reasonably estimate the impact of adopting FIN 45 until guarantees are issued or modified in future periods, at which time the related results will be initially reported in the consolidated financial statements.

In January 2003, the FASB issued FASB Interpretation No. 46 (FIN 46), Consolidation of Variable Interest Entities, an Interpretation of APB No. 51, Consolidated Financial Statements. FIN 46 will require identification of the Company’s participation in Variable Interest Entities (VIE), which are defined as entities with a level of invested equity that is not sufficient to fund future activities to permit it to operate on a standalone basis. For entities identified as a VIE, FIN 46 sets forth a model to evaluate potential consolidation based on an assessment of the parties to the VIE (if any) which bears a majority of the exposure to its expected losses, or stands to gain from a majority of the expected returns. FIN 46 is effective for all new VIEs created or acquired after January 31, 2003. For VIEs created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for nonpublic companies no later than December 31, 2004.

The Company is currently assessing the application of FIN 46 as it relates to the Company’s investments and activities in VIEs as follows:

	Assets	Liabilities	Carrying Amount

	(In Millions)
Aviation Capital Group Trust	$697	$703	$7
Managed Collateralized Debt Obligations	419	614	21
Asset and Mortgage-Backed Securities	(a)	(a)	4,482

(a)	Information related to the total assets and total liabilities for the asset and mortgage-backed securities is not currently available.

Aviation Capital Group Holding Corp. (ACG), a majority owned subsidiary of Pacific LifeCorp, sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust) in December 2000. ACG serves as the marketing and administrative agent, as well as a beneficial interest holder in the transaction. As the marketing and administrative agent, ACG earns management fees on the total rents paid, which are recorded in income as earned. ACG recorded marketing and administrative fees of $3 million, $3 million and $0 million for the years ended December 31, 2002, 2001 and 2000, respectively, from Aviation Trust. The carrying value is comprised of beneficial interests issued by Aviation Trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20, as well as equity interests issued by Aviation Trust, which are accounted for under the equity method of accounting.

The Company has sponsored two Collateralized Debt Obligations (CDOs) of high yield debt securities and assumed management of a third CDO. The Company is the collateral manager and a beneficial interest holder in such transactions. The Company earns management fees as the collateral manager on the outstanding asset balance, which are recorded in income as earned. The Company recorded collateral management fees of $1 million for each of the years ended December 31, 2002, 2001 and 2000. The carrying value is comprised of beneficial interests issued by the trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20.

The Aviation Trust and CDOs are not consolidated by the Company since unrelated third parties hold controlling interest through ownership of equity in Aviation Trust and the CDOs, representing at least 3% of the value of the investment’s total assets throughout the life of the investment, and the equity class has the substantive risks and rewards of the residual interest of the investment. The debt issued by Aviation Trust and CDOs are non-recourse to the Company. The carrying value represents the Company’s maximum exposure to loss.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests in asset and mortgage backed investments. These beneficial interests are issued from a bankruptcy-remote special purpose entity (SPE), which are collateralized by financial assets including corporate debt, equipment, and real estate mortgages. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company’s exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. These investments represent debt investments accounted in accordance with SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and certain investments are also accounted for under the prospective method in accordance with EITF Issue No. 99-20.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs (DAC), recorded as a component of OCI. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary and changes in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. Impairment adjustments are included in net realized investment gain (loss). The evaluation to determine whether a decline in value is other than temporary includes an assessment as to whether the decline is significant, the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, the duration and extent to which the market value has been significantly less than cost and the financial condition and assessment of the issuer’s ability to continue as a viable entity. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

During the year ended December 31, 2002, the Company transferred certain equity securities from available for sale to trading securities. A loss of $18 million was reflected in net realized investment gain (loss) from this transfer.

For mortgage-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans, net of valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Real estate is carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded under the equity method of accounting and are included in other investments. When investees have adjustments to their equity that are other than net income or OCI, the Company records these amounts as other equity adjustments.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Low income housing related investments qualifying for tax credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method, if they meet certain requirements including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes (benefit). For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes (benefit). The amortization recorded in net investment income was $26 million, $27 million and $33 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company’s beneficial economic interest in PIMCO L.P. (interest in PIMCO L.P.) is accounted for using the cost method since the Company has virtually no influence over PIMCO L.P.’s operating and financial policies. Previous to December 31, 2002, the interest in PIMCO L.P. was held by Pacific Asset Management LLC and subsidiaries (PAM), a wholly owned subsidiary. Effective December 31, 2002, PAM declared and distributed $301 million of its interest in PIMCO L.P. to Pacific Life. The interest in PIMCO L.P., which is included in other investments, is reported as of December 31, 2002, at an estimated fair value of $2,054 million as determined by the put and call option price described below. Unrealized gains of $354 million, $177 million and $124 million, net of deferred income taxes of $129 million, $66 million and $47 million, for the years ended December 31, 2002, 2001 and 2000, respectively, are reported as a component of OCI.

On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO L.P. other than those beneficially owned by PAM. PAM exchanged its prior ownership interest for a new security, PIMCO L.P. Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the prior ownership interest exchanged. This gain is included in net realized investment gain (loss) for the year ended December 31, 2000. A deferred tax liability of $365 million was also established. Prior to this transaction, the interest in PIMCO L.P. was accounted for under the equity method.

The interest in PIMCO L.P. is subject to a Continuing Investment Agreement with Allianz that provides for put and call options held by the Company and Allianz, respectively. The put option gives the Company the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO L.P. held by the Company. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require the Company, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO L.P. to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

On March 10, 2003, the Continuing Investment Agreement and other related agreements were amended. The amendments limit the quarterly put and/or call options to a maximum of $250 million per quarter through March 2004. In any month subsequent to March 2004, the Company and Allianz can put or call, respectively, all of the beneficial economic interest in PIMCO L.P. held by the Company. Other amendments to these agreements limit the increase or decrease in the value of the put and call options to a maximum of 2% per year of the per unit amount as defined in the Continuing Investment Agreement as of December 31 of the preceding calendar year. The initial value as of December 31, 2002 is approximately $551,900 per unit. The per unit amount is also subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. Distributions from PIMCO L.P. to the Company are dependent on the performance of Pacific Investment Management Company LLC, a subsidiary of PIMCO L.P., and will be subject to certain limitations as defined in the agreements.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred as DAC. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using investment, mortality, expense margins and surrender charge assumptions and estimates. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions and estimates. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in securities available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.

During the year ended December 31, 2002, Pacific Life recorded a pretax expense of $102 million, in addition to periodic amortization expense, reflecting a reduction of the DAC asset relating to its variable annuity products. The reduction was the result of continued deterioration of the equity markets and Pacific Life’s decision to revise certain assumptions, including a reduction in the long-term total return assumption for the underlying investments supporting its variable annuity products from 9.0% to 7.75%.

Value of business acquired (VOBA), included as part of DAC, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The VOBA balance was $92 million and $91 million as of December 31, 2002 and 2001, respectively. VOBA increased due to a shift in the pattern of estimated gross profits.

Components of DAC are as follows:

	Years Ended December 31,

	2002	2001	2000

	(In Millions)
Balance, January 1	$2,113	$1,796	$1,446

Additions:
Capitalized during the year	573	566	646
Amortization:
Allocated to commission expenses	(232)	(181)	(188)
Allocated to operating expenses	(77)	(65)	(54)
Allocated to OCI, net unrealized gains	(116)	(3)	(54)

Total amortization	(425)	(249)	(296)

Balance, December 31	$2,261	$2,113	$1,796

UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

Universal life and investment-type products, including guaranteed interest contracts (GICs) and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited, less accumulated assessments. Interest credited to these policies primarily ranged from 2.0% to 8.0% during 2002, 2001 and 2000.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

FUTURE POLICY BENEFITS

Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2002, 2001 and 2000. Mortality, morbidity and withdrawal assumptions are generally based on the Company’s experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2002 and 2001, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums are recognized as revenues when due. Benefits and expenses, other than DAC, are recognized when incurred.

Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

Commission revenue from Pacific Life’s broker-dealer subsidiaries is recorded on the trade date.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

INCOME TAXES

Pacific Life and its wholly owned life insurance subsidiary domiciled in Arizona, Pacific Life & Annuity Company (PL&A), are taxed as insurance companies for Federal income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated an expense or benefit based principally on the effect of including their operations in PMHC’s returns. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate account assets are recorded at fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

RISKS AND UNCERTAINTIES

The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company’s liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

The Company’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company’s life insurance or annuity products.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining DAC, investment valuation and allowances, derivative valuation, and liabilities for future policy benefits. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the 2002 financial statement presentation.

2.	STATUTORY RESULTS

Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Effective January 1, 2001, the CA DOI required that insurance companies domiciled in the State of California prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, version effective January 1, 2001 (NAIC SAP), subject to any deviations prescribed or permitted by the CA DOI. As a result of adopting NAIC SAP, Pacific Life reported a statutory cumulative effect of change in accounting principle that increased statutory surplus by $229 million as of January 1, 2001.

The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life as compared to the amounts reported as stockholder’s equity and net income included on the accompanying consolidated financial statements:

	December 31,
	2002	2001

	(In Millions)
Statutory capital and surplus	$1,669	$1,869
Deferred policy acquisition costs	2,382	2,124
Accumulated other comprehensive income	776	270
Asset valuation reserve	401	524
Non admitted assets	338	378
Surplus notes	(150)	(150)
Deferred income taxes	(431)	(356)
Insurance and annuity reserves	(737)	(795)
Other	(31)	(145)

Stockholder’s equity as reported herein	$4,217	$3,719

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	STATUTORY RESULTS (Continued)

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Statutory net income	$13	$24	$141
Deferred policy acquisition costs	259	329	393
Statutory expense of minimum
pension liability adjustment	81
Insurance and annuity reserves	58	25	(106)
Deferred income taxes	4	(29)	(87)
Unrealized losses on partnerships and joint ventures	(45)	(31)
Earnings of subsidiaries (Note 1)	(301)	(60)	674
Other	(40)	(17)	(20)

Net income as reported herein	$29	$241	$995

NAIC SAP does not allow for restatement of prior year amounts. Therefore, 2000 statutory amounts presented in this footnote are not comparable to statutory amounts presented for 2002 and 2001.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2002 and 2001, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

PERMITTED PRACTICE

For the year ended December 31, 2000, the CA DOI approved a permitted practice, effective May 5, 2000, allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, prior to the effective date of NAIC SAP, for its investment in PAM. Under this permitted practice, PAM was accounted for under the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for certain tax effects not recorded at PAM due to its limited liability company structure. As of January 1, 2001, this permitted practice became prescribed practice.

Prior to May 5, 2000, net cash distributions received on PAM’s interest in PIMCO L.P. were recorded as income, as permitted by the CA DOI.

DIVIDEND RESTRICTIONS

Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of unassigned surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the CA DOI. Based on this limitation, 2002 statutory results and NAIC SAP, Pacific Life could pay $144 million in dividends in 2003 without prior approval. No dividends were paid during 2002, 2001 and 2000.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	STATUTORY RESULTS (Continued)

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2002 statutory results, PL&A could pay $25 million in dividends in 2003 without prior approval. No dividends were paid during 2002, 2001 and 2000.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $298 million and $292 million as of December 31, 2002 and 2001, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $326 million as of December 31, 2002 and 2001. The contribution to income from the Closed Block amounted to $5 million, $5 million and $6 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2002, 2001 and 2000, respectively.

4.	ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting.

On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide’s assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Pacific Life recorded a nonmonetary exchange gain of $13 million, net of taxes, in connection with this exchange. Goodwill resulting from this transaction was $7 million. During 2002, Pacific Life’s common stock ownership in Scottish was reduced to 16.8% when Scottish issued additional shares to the public. The Company accounts for its investment in Scottish under the equity method of accounting.

On October 17, 2002, a transaction was closed whereby Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary, acquired a 45% interest in Waterstone Financial Group, Inc. (Waterstone), a broker-dealer located in Chicago, Illinois. The purchase price and goodwill resulting from this transaction, including capitalized acquisition costs, were $4.1 million and $3.9 million, respectively. The Company accounts for its investment in Waterstone under the equity method of accounting.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and change in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net Carrying Amount	Gross Unrealized		Estimated Fair Value
		Gains	Losses

	(In Millions)
As of December 31, 2002:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$260	$8		$268
Obligations of states and political subdivisions	790	182		972
Foreign governments	283	44	$8	319
Corporate securities	13,191	885	251	13,825
Mortgage-backed and asset-backed securities	5,244	290	176	5,358
Redeemable preferred stock	5			5

Total fixed maturity securities	$19,773	$1,409	$435	$20,747

Total equity securities	$155	$10	$3	$162

As of December 31, 2001:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$32	$2		$34
Obligations of states and political subdivisions	669	92		761
Foreign governments	292	27	$11	308
Corporate securities	10,985	377	194	11,168
Mortgage-backed and asset-backed securities	4,822	137	190	4,769
Redeemable preferred stock	8		1	7

Total fixed maturity securities	$16,808	$635	$396	$17,047

Total equity securities	$255	$20	$9	$266

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS (Continued)

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2002, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net Carrying Amount	Estimated Fair Value

	(In Millions)
Due in one year or less	$1,187	$1,203
Due after one year through five years	6,396	6,695
Due after five years through ten years	3,983	4,239
Due after ten years	2,963	3,252

	14,529	15,389
Mortgage-backed and asset-backed securities	5,244	5,358

Total	$19,773	$20,747

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Fixed maturity securities	$1,211	$1,118	$1,109
Equity securities	10	5	13
Mortgage loans	176	206	230
Real estate	34	64	61
Policy loans	203	202	182
Other	170	172	218

Gross investment income	1,804	1,767	1,813
Investment expense	126	139	130

Net investment income	$1,678	$1,628	$1,683

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS (Continued)

Net realized investment gain (loss), including changes in valuation allowances, is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)

Fixed maturity securities	$(218)	$(27)	$2
Equity securites	(42)	31	(13)
Mortgage loans	(3)		6
Real estate	5	9	(3)
Interest in PIMCO L.P. (Note 1)			1,082
Other investments	(16)	(27)	(77)

Total	$(274)	$(14)	$997

The change in estimated fair value on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)

Available for sale securities:
Fixed maturity	$735	$140	$477
Equity	(4)	5	(20)

Total	$731	$145	$457

Trading securities	$(18)	$(17)	$6

Gross gains of $23 million, $48 million and $125 million and gross losses of $52 million, $38 million and $44 million, which have been included in earnings as a result of sales of available for sale securities, were realized for the years ended December 31, 2002, 2001 and 2000, respectively. Realized losses on trading securities held as of December 31, 2002 and 2001, were $33 million and $15 million, respectively.

Gross losses above exclude write-downs recorded during 2002, 2001 and 2000 on available for sale securities for other than temporary impairment of $253 million, $65 million, and $106 million, respectively.

As of December 31, 2002 and 2001, investments in fixed maturity securities of $14 million and $13 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. The Company’s interest in PIMCO L.P. (Note 1) exceeds 10% of total stockholder’s equity as of December 31, 2002.

Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. As of December 31, 2002, approximately $1,038 million, $321 million, $222 million, $206 million and $190 million were located in California, Michigan, Arizona, Texas and Florida, respectively.

As of December 31, 2002, mortgage loans with a balance of $34 million were considered to be impaired. A valuation allowance of $4 million was established and no other adjustments to this allowance were made during the year. There were no impaired loans at December 31, 2001.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	INVESTMENTS (Continued)

Interest income recognized during the period in which mortgage loans were impaired totaled $1 million during 2002. No interest income was recognized on a cash basis during the period the loans were impaired.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2002 or 2001.

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2002		December 31, 2001
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

	(In Millions)
Assets:
Fixed maturity and equity securities (Note 5)	$20,909	$20,909	$17,313	$17,313
Trading securities	572	572	458	458
Mortgage loans	3,123	3,427	2,933	3,088
Policy loans	5,115	5,115	4,899	4,899
Interest in PIMCO L.P. (Note 1)	2,054	2,054	1,703	1,703
Derivative instruments (Note 7)	280	280	23	23
Cash and cash equivalents	581	581	510	510
Notes receivable from affiliates (Note 16)	106	106	88	88
Liabilities:
Guaranteed interest contracts	8,386	8,834	7,498	7,625
Deposit liabilities	483	505	482	495
Annuity liabilities	3,524	3,524	1,955	1,955
Short-term debt	325	325	275	275
Long-term debt	150	175	164	160
Derivative instruments (Note 7)	332	332	527	527

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2002 and 2001:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

NOTES RECEIVABLE FROM AFFILIATES

The carrying amount of notes receivable from affiliates is a reasonable estimate of their fair value because the interest rates are variable and based on current market rates.

GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

The estimated fair value of GICs is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

ANNUITY LIABILITIES

The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

SHORT-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

LONG-TERM DEBT

The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest rate on the debt is approximately the same as current market rates.

7.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration mismatch of assets and liabilities. The Company also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives.

The Company uses hedge accounting as allowed by SFAS No. 133 and SFAS No. 138, by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis and cumulative dollar offset. In certain cases, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

Fair Value Hedges

The Company primarily uses interest rate and foreign currency swaps and options to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in foreign currencies and the benchmark interest rate. For derivative instruments that are designated as fair value hedges, the change in value of the derivative instrument, as well as the change in fair value of the hedged item associated with the risk being hedged, is recorded in net realized investment gain (loss). Periodic net settlements on derivatives designated as fair value hedges are reflected on an accrual basis as an adjustment to net investment income or interest credited on universal life and investment-type products, based on the item being hedged. The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. Upon termination of the fair value hedging relationship, the accumulated cost basis adjustment is amortized into net investment income or interest credited to universal life or investment-type products over its remaining life or recognized immediately in connection with the disposal of the hedged item.

For the years ended December 31, 2002 and 2001, the ineffectiveness related to fair value hedges was approximately $3,000 and $203,000, net of tax, respectively, which is recorded in net realized investment gain (loss). No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

Cash Flow Hedges

The Company primarily uses interest rate and foreign currency swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered to be probable to occur and are generally completed within 180 days of the inception of the hedge. The Company has not discontinued any cash flow hedges of anticipated transactions. For derivative instruments that are designated as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in OCI and is recognized as an adjustment to net investment income or interest credited on universal life and investment-type products when the hedged item affects earnings.

The Company did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2002 and 2001. Over the next 12 months, the Company anticipates that $8 million of deferred losses on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2002, none of the Company’s hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

Derivatives Not Designated as Hedging Instruments

The Company enters into swap agreements, interest rate futures contracts, interest rate cap and floor agreements, and equity indexed futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company’s interest rate risk from rising or falling interest rates, equity risk and yield enhancement. The Company uses credit default and total return swaps to manage the credit exposure of the portfolio, equity risk embedded in certain liabilities and to take advantage of market opportunities. Net realized investment gain (loss) for the years ended December 31, 2002 and 2001, includes ($3) million and $18 million, respectively, related to realized gains and losses and changes in fair

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

value of derivative instruments not designated as hedges. Periodic net settlements on such derivatives are recorded as adjustments to net investment income or interest credited on universal life and investment-type products on an accrual basis, based upon the purpose of the derivative.

Embedded Derivatives

The Company may enter into contracts that are not derivative instruments, but contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the consolidated statements of financial condition at fair value, with changes in their fair value recorded in net realized investment gain (loss).

Derivative Instruments

The Company uses a variety of derivative financial instruments, including swaps, caps, floors, and exchange traded futures contracts.

Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index, market or security. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Foreign currency swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan’s assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. Default risk is absorbed by the ERISA Plan. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2002, the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $3.9 billion compared to $2.6 billion as of December 31, 2001. The notional amounts represent the value of the ERISA Plan’s assets only and are not a measure of the exposure to the Company.

Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition.

The Company offers a rider available on certain variable annuity contracts that guarantees net principle over a ten year holding period. The fair value of the liability for the rider as of December 31, 2002 is zero. The notional amount is included in the interest rate floors, caps, options and swaptions category in the tables that follow.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represents an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values as of December 31, 2002 and 2001 are as follows:

			Net Assets (Liabilities)
	Notional or Contract Amounts		Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
	2002	2001	2002	2002	2001	2001

	(In Millions)
Interest rate swap contracts	$5,300	$3,511	$(500)	$(500)	$(144)	$(144)
Credit default and total return swaps	1,430	2,435	(89)	(89)	(105)	(105)
Foreign currency swaps	4,223	3,310	526	526	(281)	(281)
Synthetic GICs	3,894	2,599
Interest rate floors, caps, options and swaptions	1,289	869	11	11	26	26
Financial futures contracts	134	97

Total	$16,270	$12,821	$(52)	$(52)	$(504)	$(504)

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

A reconciliation of the notional or contract amounts is as follows:

	Balance Beginning of Year	Acquisitions and Other Additions	Terminations and Maturities	Balance End of Year

	(In Millions)
December 31, 2002:

Interest rate swap contracts	$3,511	$3,128	$1,339	$5,300
Credit default and total return swaps	2,435	262	1,267	1,430
Foreign currency swaps	3,310	1,621	708	4,223
Synthetic GICs	2,599	1,736	441	3,894
Interest rate floors, caps, options and swaptions	869	1,201	781	1,289
Financial futures contracts	97	3,051	3,014	134

Total	$12,821	$10,999	$7,550	$16,270

December 31, 2001:

Interest rate swap contracts	$2,648	$1,099	$236	$3,511
Credit default and total return swaps	3,896	314	1,775	2,435
Foreign currency swaps	2,488	1,439	617	3,310
Synthetic GICs	1,695	1,046	142	2,599
Interest rate floors, caps, options and swaptions	745	143	19	869
Financial futures contracts	58	3,398	3,359	97

Total	$11,530	$7,439	$6,148	$12,821

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.	UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

The detail of universal life and investment-type product liabilities is as follows:

	December 31,
	2002	2001

	(In Millions)
Universal life	$13,089	$12,278
Investment-type products	12,628	9,518

	$25,717	$21,796

The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Policy fees:
Universal life	$605	$582	$541
Investment-type products	252	239	228

Total policy fees	$857	$821	$769

Interest credited:
Universal life	$524	$500	$467
Investment-type products	551	529	530

Total interest credited	$1,075	$1,029	$997

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.	LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

	Years Ended December 31,
	2002	2001

	(In Millions)
Balance at January 1	$159	$130

Incurred related to:
Current year	753	569
Prior years	(22)	(12)

Total incurred	731	557

Paid related to:
Current year	614	448
Prior years	106	80

Total paid	720	528

Net balance at December 31	170	159
Plus reinsurance recoverables	2

Balance at December 31	$172	$159

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $22 million and $12 million for the years ended December 31, 2002 and 2001, respectively.

10.	SHORT-TERM AND LONG-TERM DEBT

Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2002 and 2001. As of December 31, 2002 and 2001, Pacific Life had a revolving credit facility of $400 million and $350 million, respectively. There was no debt outstanding under the revolving credit facility as of December 31, 2002 and 2001.

PAM had bank borrowings outstanding of $325 million and $275 million as of December 31, 2002 and 2001, respectively. The interest rate ranged from 1.5% to 1.6% as of December 31, 2002 and was 2.3% as of December 31, 2001. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM, as of December 31, 2002 and 2001, was $325 million and $275 million, respectively.

As of December 31, 2001, Grayhawk Golf Holdings, LLC (Grayhawk), a majority owned subsidiary, had a note payable with a maturity date of May 22, 2008. The note had a fixed rate of interest of 7.6%. The note payable was held 50% by Pacific Life and 50% by a third party. The outstanding balance to the third party as of December 31, 2001 was $14 million. During 2002, Grayhawk refinanced the note payable 100% with Pacific Life. Since the note payable is owned 100% by Pacific Life, it is eliminated on a consolidated company basis.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.	SHORT-TERM AND LONG-TERM DEBT (Continued)

Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2002, 2001 and 2000 and is included in net investment income.

11.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Current	$(104)	$(5)	$34
Deferred	(8)	60	424

Provision for income taxes (benefit) on income before cumulative adjustments due to changes in accounting principles	(112)	55	458
Deferred income tax provision on cumulative adjustments due to changes in accounting principles		(4)

Total	$(112)	$51	$458

The sources of the Company’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Deferred policy acquisition costs	$119	$99	$57
Duration hedging	(1)		3
Nonmonetary exchange of PIMCO L.P. units (Note 1)	(8)		447
Partnership income	(20)	(26)	3
Policyholder reserves	(29)	7	19
Investment valuation	(34)	(7)	(19)
Low income housing tax credit carryover	(43)	(31)
Other	8	14	(4)

Deferred taxes from operations	(8)	56	506
Release of deferred taxes in connection with nonmonetary exchange of PIMCO L.P. units (Note 1)			(82)

Provision for deferred taxes	$(8)	$56	$424

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.	INCOME TAXES (Continued)

In connection with the nonmonetary exchange of partnership units at PIMCO L.P. (Note 1), certain nonoperating deferred taxes previously established were released during the year ended December 31, 2000.

A reconciliation of the provision for income taxes (benefit) based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Provision for income taxes (benefit) at the statutory rate	$(29)	$106	$509
State income taxes	3	4	25
Nontaxable investment income	(9)	(6)	(6)
Low income housing and foreign tax credits	(32)	(28)	(22)
Amounts related to prior periods	(39)	(26)	(12)
Book to tax basis difference on nonmonetary exchange of PIMCO L.P. units (Note 1)			(35)
Other	(6)	5	(1)

Provision for income taxes (benefit) on income before cumulative adjustments due to changes in accounting principles	(112)	55	458
Deferred income tax provision on cumulative adjustments due to changes in accounting principles		(4)

Total	$(112)	$51	$458

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.	INCOME TAXES (Continued)

The net deferred tax liability, included in other liabilities as of December 31, 2002 and 2001, is comprised of the following tax effected temporary differences:

	December 31,
	2002	2001

	(In Millions)
Deferred tax assets
Policyholder reserves	$206	$177
Investment valuation	133	99
Low income housing tax credit carryover	74	31
Partnership income	30	10
Deferred compensation	29	40
Postretirement benefits	21	6
Duration hedging	19	18
Dividends	7	7
Other	2	5

Total deferred tax assets	521	393

Deferred tax liabilities
Nonmonetary exchange of PIMCO L.P. units (Note 1)	(421)	(429)
Deferred policy acquisition costs	(319)	(200)
Depreciation	(11)	(2)

Total deferred tax liabilities	(751)	(631)

Net deferred tax liability from operations	(230)	(238)
Deferred taxes on other comprehensive income	(439)	(159)

Net deferred tax liability	$(669)	$(397)

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.	COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder’s equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Gross Holding Gain:
Holding gain on securities available for sale	$478	$141	$440
Holding loss on derivatives	(143)	(25)	(66)
Income tax expense	(116)	(41)	(133)
Reclassification adjustment:
Realized loss on sale of securities available for sale	242	9	13
Realized loss on derivatives	6	71
Provision for income tax benefit	(87)	(28)	(4)
Allocation of holding (gain) loss to deferred policy acquisition costs	(85)	2	(27)
Provision for income (taxes) benefit	30	(1)	9

Net unrealized gain on securities available for sale	325	128	232
Minimum pension liability adjustment	(44)
Unrealized gain on interest in PIMCO L.P. (Note 1)	225	111	77

Total	$506	$239	$309

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.	REINSURANCE

The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

	December 31,
	2002	2001

	(In Millions)
Universal life deposits	$(91)	$(79)
Future policy benefits	169	155
Paid claims	37	17
Unpaid claims	12	34
Other	29	17

Net reinsurance recoverable	$156	$144

As of December 31, 2002, 85% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurers. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Direct premiums	$1,181	$923	$647
Ceded reinsurance	(137)	(129)	(109)
Assumed reinsurance	14	18	14

Insurance premiums	$1,058	$812	$552

Revenues and benefits are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Ceded reinsurance netted against policy fees	$78	$85	$74
Ceded reinsurance netted against net investment income	277	266	244
Ceded reinsurance netted against interest credited	219	210	161
Ceded reinsurance netted against policy benefits	122	115	110
Assumed reinsurance included in policy benefits	6	11	12

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION

The Company has five operating segments: Life Insurance, Institutional Products, Annuities & Mutual Funds, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO L.P. transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, its activities are included in Corporate and Other. PIMCO L.P. offers a diversified range of investment products through separately managed accounts and institutional, retail and offshore mutual funds.

The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable and fixed annuities to individuals and small businesses through National Association of Securities Dealers (NASD) firms, regional and national wirehouses, and financial institutions. During 2001, Annuities & Mutual Funds began distribution of the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

The Broker-Dealers segment includes NASD registered firms that provide securities and insurance brokerage services and investment advisory services. Pacific Life’s direct wholly owned broker-dealer subsidiary, Pacific Select Distributors, Inc. (PSD), primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and annuity contracts issued by Pacific Life.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of World-Wide (Note 4) for the years 2001 and 2000. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life’s variable life and annuity products.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes (benefit) is allocated based on each segment’s actual tax provision. Corporate and Other maintains a corporate pool of investments that supports the equity of the Company. The other operating segments are allocated equity based on formulas determined by management. The operating segments may elect to receive an equity related or fixed return on the results of their participation in the corporate pool of investments backing their allocated equity.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION (Continued)

The Company generates substantially all of its revenues and net income from customers located in the United States. Additionally, substantially all of the Company’s assets are located in the United States.

Depreciation expense and capital expenditures are not material and have not been reported herein. The Company’s significant noncash item disclosed herein is interest credited to universal life and investment-type products.

The following is segment information as of and for the year ended December 31, 2002:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Policy fees	$604	$3	$250				$857
Insurance premiums	(74)	191		$941			1,058
Net investment income	668	801	120	26		$63	1,678
Net realized investment loss	(83)	(74)	(12)			(105)	(274)
Commission revenue			1		$546	(385)	162
Other income	26	9	101	2	42	35	215

Total revenues	1,141	930	460	969	588	(392)	3,696

BENEFITS AND EXPENSES
Policy benefits	240	428	69	723			1,460
Interest credited	530	451	94				1,075
Commission expenses	116	7	222	66	534	(385)	560
Operating expenses	165	15	160	132	53	159	684

Total benefits and expenses	1,051	901	545	921	587	(226)	3,779

Income (loss) before provision for income taxes (benefit)	90	29	(85)	48	1	(166)	(83)
Provision for income taxes (benefit)	11	(3)	(34)	17		(103)	(112)

Net income (loss)	$79	$32	$(51)	$31	$1	$(63)	$29

Total assets	$18,930	$15,727	$18,437	$497	$92	$2,539	$56,222
Deferred policy acquisition costs	$1,007	$73	$1,181				$2,261
Separate account assets	$3,296	$1,935	$14,010				$19,241
Policyholder and contract liabilities	$14,170	$12,631	$3,467	$224			$30,492
Separate account liabilities	$3,296	$1,935	$14,010				$19,241

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION (Continued)

The following is segment information as of and for the year ended December 31, 2001:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Policy fees	$582	$2	$237				$821
Insurance premiums	(59)	113		$723		$35	812
Net investment income	645	831	67	19	$1	65	1,628
Net realized investment gain (loss)		5		2		(21)	(14)
Commission revenue					580	(399)	181
Other income	28	10	99	2	40	46	225

Total revenues	1,196	961	403	746	621	(274)	3,653

BENEFITS AND EXPENSES
Policy benefits	205	351	27	557		23	1,163
Interest credited	506	456	67				1,029
Commission expenses	149	3	149	50	567	(394)	524
Operating expenses	172	20	148	113	49	132	634

Total benefits and expenses	1,032	830	391	720	616	(239)	3,350

Income (loss) before provision for income taxes (benefit)	164	131	12	26	5	(35)	303
Provision for income taxes (benefit)	38	34	(2)	7	2	(24)	55

Income (loss) before cumulative adjustments due to changes in accounting principles	126	97	14	19	3	(11)	248
Cumulative adjustments due to changes in accounting principles, net of taxes	(3)	(8)	(1)	1		4	(7)

Net income (loss)	$123	$89	$13	$20	$3	$(7)	$241

Total assets	$18,216	$16,633	$17,920	$431	$82	$2,397	$55,679
Deferred policy acquisition costs	$923	$75	$1,115				$2,113
Separate account assets	$3,615	$4,461	$15,382				$23,458
Policyholder and contract liabilities	$13,325	$10,965	$1,874	$212			$26,376
Separate account liabilities	$3,615	$4,461	$15,382				$23,458

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	SEGMENT INFORMATION (Continued)

The following is segment information for the year ended December 31, 2000, except for the Investment Management segment, which is for the period ended May 4, 2000:

	Life Insurance	Institutional Products	Annuities & Mutual Funds	Group Insurance	Investment Management	Broker- Dealers	Corporate and Other	Total

	(In Millions)
REVENUES
Policy fees	$541	$3	$225					$769
Insurance premiums	(49)	64	2	$511			$24	552
Net investment income	609	838	58	29	$49	$1	99	1,683
Net realized investment gain (loss)	(22)	(40)	(4)	(7)	10		1,060	997
Commission revenue						687	(417)	270
Other income	32	8	97	4	6	23	39	209

Total revenues	1,111	873	378	537	65	711	805	4,480

BENEFITS AND EXPENSES
Policy benefits	190	298	6	385				879
Interest credited	474	458	53				12	997
Commission expenses	161	2	135	36		650	(408)	576
Operating expenses	159	20	126	93	27	47	103	575

Total benefits and expenses	984	778	320	514	27	697	(293)	3,027

Income before provision for income taxes	127	95	58	23	38	14	1,098	1,453
Provision for income taxes	29	18	21	6	8	6	370	458

Net income	$98	$77	$37	$17	$30	$8	$728	$995

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees’ existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2002 and 2001, the projected benefit obligation was $75 million and $28 million, respectively. During 2002, amounts transferred to the SERPs from another compensation plan, including related plan amendments, totaled $43 million. The fair value of plan assets as of December 31, 2002 and 2001 was zero. The net periodic benefit cost of the SERPs was $6 million, $5 million and $3 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Millions)
Service cost – benefits earned during the year	$15	$14	$7
Interest cost on projected benefit obligation	16	14	15
Expected return on plan assets	(14)	(16)	(17)
Amortization of net obligations and prior service cost	1		(4)

Net periodic pension expense	$18	$12	$1

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS (Continued)

The following tables set forth the changes in projected benefit obligation and plan assets and funded status reconciliation:

	December 31,
	2002	2001

	(In Millions)
Change in Projected Benefit Obligation:

Projected benefit obligation, beginning of year	$208	$198
Service cost	15	14
Interest cost	16	14
Plan expense		(1)
Transfer of liabilities and plan amendments	43
Actuarial loss	13	3
Benefits paid	(16)	(20)

Projected benefit obligation, end of year	$279	$208

Change in Plan Assets:

Fair value of plan assets, beginning of year	$181	$197
Actual return on plan assets	(26)	(13)
Employer contributions	36	18
Plan expense		(1)
Benefits paid	(16)	(20)

Fair value of plan assets, end of year	$175	$181

Funded Status Reconciliation:

Funded status	$(104)	$(27)
Unrecognized transition asset	4	4
Unrecognized prior service cost	7
Unrecognized actuarial loss	69	17

Accrued benefit liability	$(24)	$(6)

Amounts recognized in the consolidated statement of financial condition consist of:

Prepaid benefit cost		$18
Accrued benefit liability	$(103)	(28)
Intangible asset	11	4
Accumulated other comprehensive income	68

Net amount recognized	$(24)	$(6)

Other comprehensive income attributable to change in additional minimum pension liability	$68

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS (Continued)

In determining the actuarial present value of the projected benefit obligation as of December 31, 2002 and 2001, the weighted average discount rate used was 6.75% and 7.0%, respectively, and the rate of increase in future compensation levels was 4.0% and 4.5%, respectively. The expected long-term rate of return on plan assets was 8.0% and 8.5% in 2002 and 2001, respectively.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for the years ended December 31, 2002, 2001 and 2000 is $1 million. As of December 31, 2002 and 2001, the accumulated benefit obligation is $19 million. The fair value of the plan assets as of December 31, 2002 and 2001 is zero. The amount of accrued benefit cost included in other liabilities is $23 million and $24 million as of December 31, 2002 and 2001, respectively.

The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 13.0% and 9.0% for 2002 and 2001, respectively, and is assumed to decrease gradually to 5.0% in 2008 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 13.0% and 8.0% for 2002 and 2001, respectively, and is assumed to decrease gradually to 5.0% and 4.5%, respectively, for 2005 and thereafter.

The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2002 would be increased by 6.9%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 6.4%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2002 would be decreased by 5.6%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 5.1%.

The discount rate used in determining the accumulated postretirement benefit obligation is 6.75% and 7.0% for 2002 and 2001, respectively.

OTHER PLANS

Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. Pacific Life’s RISP matches 75% of each employee’s contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $10 million, $9 million and $8 million for the years ended December 31, 2002, 2001 and 2000, respectively, and are included in operating expenses.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	EMPLOYEE BENEFIT PLANS (Continued)

The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the promissory note due Pacific LifeCorp. Interest and principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999. This loan was repaid in 2002.

On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan.

Amounts loaned to the ESOP by Pacific Life are included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

16.	TRANSACTIONS WITH AFFILIATES

Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life and variable annuity contractholders, and the Pacific Funds (Note 14). Pacific Life charges advisory and other fees based primarily upon the net asset value of the underlying portfolios. These charges amounted to $120 million, $118 million and $115 million for the years ended December 31, 2002, 2001 and 2000, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Funds and other affiliates based on an allocation of actual costs. Fees amounted to $3,747,000, $981,000 and $698,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

Included in insurance premiums are amounts ceded to Scottish Re (U.S.), Inc. and World-Wide Reassurance Company Limited, subsidiaries of Scottish (Note 4), of $3 million for the year ended December 31, 2002.

PAM has an agreement to loan Pacific LifeCorp up to $350 million at variable rates. The outstanding balance as of December 31, 2002 and 2001 was $76 million and $70 million, respectively. The interest rate as of December 31, 2002 and 2001 was 1.7% and 2.2%, respectively.

During 2001, PAM entered into an agreement to loan ACG, up to $100 million at variable rates. The outstanding balance as of December 31, 2002 and 2001 was $12 million and $18 million, respectively. The interest rate as of December 31, 2002 and 2001 was 3.4% and 4.1%, respectively.

During 2002, PAM entered into an agreement to loan Pacific Asset Funding, LLC, a wholly owned subsidiary of Pacific LifeCorp, up to $25 million at variable rates. The outstanding balance as of December 31, 2002 was $19 million. The interest rate as of December 31, 2002 was 1.6%.

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.	TERMINATION AND NONCOMPETITION AGREEMENTS

The Company had termination and noncompetition agreements with certain former key employees of PAM’s subsidiaries. In connection with the closing of the PIMCO L.P. transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO L.P. units and other noncompete payments. For the year ended December 31, 2000, $14 million is included in operating expenses related to these agreements.

18.	COMMITMENTS AND CONTINGENCIES

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

Years Ending December 31:

2003	$291

2004 through 2007	301

2008 and thereafter	24

Total	$616

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $16 million, $15 million and $14 million for the years ended December 31, 2002, 2001 and 2000, respectively. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:

2003	$17

2004 through 2007	52

2008 and thereafter	24

Total	$93

In December 2002, Pacific Life entered into a participation agreement with a third party lender to share in the liquidity commitment for outstanding borrowings of a credit facility of an affiliate for amounts in excess of $500 million. As of December 31, 2002, Pacific Life’s share of the liquidity facility was $45 million. This agreement terminates upon the payoff of the credit facility, which is anticipated in 2003.

Pacific Life and PAM have entered into an operating agreement in which Pacific Life at all times will be the managing member of PAM and Pacific Life will cause PAM to maintain certain financial ratios. Pacific Life’s support is limited to a maximum of $350 million over any period of 12 consecutive months. This agreement will remain in effect as long as PAM has outstanding borrowings with various lenders. Additionally, in connection with the operations of the Company’s broker-dealer subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.